UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2013

Date of reporting period: December 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein International Discovery Equity Portfolio

December 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 21, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Discovery Equity Portfolio (the “Fund”), for the semi-annual reporting period ended December 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- and mid-capitalization non-U.S. companies. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., (the “Adviser”)) in securities of non-U.S. companies. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

The Fund may invest in securities issued by non-U.S. companies in any industry sector and country. The Adviser employs a “bottom-up” investment process that focuses on a company’s prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund’s assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries and, at times, may invest significantly in emerging markets.

The Fund may invest in any company and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities.

The Fund may invest in established companies and also in new and less-seasoned companies. The Fund’s investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

The Fund may, at times, invest in shares of exchange traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund’s securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	1

from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index ex-U.S. Small and Mid-Cap (“MSCI ACWI ex-U.S. SMID”) (unhedged, net).

The Fund outperformed its benchmark during both the six- and 12-month periods, before sales charges. Stock selection was strong across most sectors. During both periods, the Portfolio Management Team (the “Team”) maintained the Fund’s overweight positions in the consumer and industrial sectors, while remaining underweight in the materials and financials sectors. In particular, an overweight in consumer sector was the largest contributor to performance. Detracting from performance for both periods was stock selection in the technology sector and an underweight to the financial sector. The Team favored companies with exposure to emerging market consumers, as well as companies with a strong competitive position in their respective industries.

In terms of regional exposure, the Team focused on attractive growth opportunities in emerging markets, and as such, the Fund remained overweight emerging markets during both the six- and 12-month periods. The Fund’s largest country overweight was Mexico, a market that the Team believes is benefiting from the initial U.S. recovery, political change and renewed optimism on much needed market reforms.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

Despite a fragile macro environment in critical regions, uncertainties related to political transitions in key countries and negative earnings revisions, equity markets were strong in 2012, with the Fund’s benchmark recovering the losses of the previous year and performing stronger on an absolute basis vis a vis most other U.S. and international equity benchmarks. During 2012, exposure to cyclical and reflation sensitive sectors such as consumer discretionary and industrials helped drive performance. The Team’s bias towards high quality growth companies also contributed to performance.

2	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI ACWI ex-U.S. SMID (unhedged, net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex-U.S. SMID (unhedged, net) consists of securities across global markets excluding the U.S., including emerging markets and represents the small- and mid-capitalization of each market. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein International Discovery Equity Portfolio
Class A	15.55%	24.05%

Class C	15.18%	23.16%

Advisor Class†	15.71%	24.31%

Class R†	15.41%	23.82%

Class K†	15.56%	24.10%

Class I†	15.77%	24.46%

MSCI ACWI ex-U.S. SMID (unhedged, net)	13.90%	17.98%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	24.05%	18.84%
Since Inception*	2.31%	0.31%

Class C Shares
1 Year	23.16%	22.16%
Since Inception*	1.64%	1.64%

Advisor Class Shares**
1 Year	24.31%	24.31%
Since Inception*	2.63%	2.63%

Class R Shares**
1 Year	23.82%	23.82%
Since Inception*	2.11%	2.11%

Class K Shares**
1 Year	24.10%	24.10%
Since Inception*	2.39%	2.39%

Class I Shares**
1 Year	24.46%	24.46%
Since Inception*	2.65%	2.65%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 8.04%, 8.65%, 7.75%, 6.96%, 6.69% and 6.42% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2013. Absent reimbursements or waivers, performance would have been lower.

*	Inception date: 10/26/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	18.84%
Since Inception*	0.31%

Class C Shares
1 Year	22.16%
Since Inception*	1.64%

Advisor Class Shares**
1 Year	24.31%
Since Inception*	2.63%

Class R Shares**
1 Year	23.82%
Since Inception*	2.11%

Class K Shares**
1 Year	24.10%
Since Inception*	2.39%

Class I Shares**
1 Year	24.46%
Since Inception*	2.65%

*	Inception date: 10/26/2010.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,155.50	$8.42	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class C
Actual	$1,000	$1,151.80	$12.20	2.25%
Hypothetical**	$1,000	$1,013.86	$11.42	2.25%
Advisor Class
Actual	$1,000	$1,157.10	$6.80	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
Class R
Actual	$1,000	$1,154.10	$9.50	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Class K
Actual	$1,000	$1,155.60	$8.15	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Class I
Actual	$1,000	$1,157.70	$6.80	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
*	Expenses are equal to the classes’ annualized expense ratios respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $10.2

*	All data are as of December 31, 2012. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. Other” country weightings represent 2.3% or less in the following countries: Austria, Chile, Denmark, India, Indonesia, Ireland, Italy, Nigeria, Norway, Peru, Poland, Qatar, Russia, Spain, Sweden, Thailand, Turkey, Ukraine and United Arab Emirates.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Tsuruha Holdings, Inc.	$118,296	1.1%
IHI Corp.	116,690	1.1
Mazda Motor Corp.	110,825	1.1
MonotaRO Co., Ltd.	109,542	1.1
Bolsa Mexicana de Valores SAB de CV	108,799	1.1
Rinnai Corp.	108,710	1.1
Partners Group Holding AG	104,031	1.0
Croda International PLC	102,794	1.0
Kabel Deutschland Holding AG	101,608	1.0
Intermediate Capital Group PLC	101,549	1.0
	$1,082,844	10.6%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 89.4%
Industrials – 17.9%
Air Freight & Logistics – 0.9%
Yamato Holdings Co., Ltd.	5,900	$89,662

Commercial Services & Supplies – 0.7%
Societe BIC SA	570	68,325

Construction & Engineering – 2.9%
China State Construction International Holdings Ltd.	44,000	53,709
Grana y Montero SA	22,850	86,834
Monadelphous Group Ltd.(a)	3,320	85,475
Samsung Engineering Co., Ltd.	428	66,681

		292,699

Electrical Equipment – 0.7%
Zhuzhou CSR Times Electric Co., Ltd.(a)	20,000	75,907

Industrial Conglomerates – 0.6%
Bidvest Group Ltd.	2,430	62,168

Machinery – 6.7%
Andritz AG	1,530	98,316
Hiwin Technologies Corp.	8,350	61,716
IHI Corp.	45,000	116,690
KUKA AG(b)	2,230	81,918
Makita Corp.	2,000	92,909
Melrose Industries PLC	21,080	77,431
Nachi-Fujikoshi Corp.	20,000	81,719
Zoomlion Heavy Industry Science and Technology Co., Ltd.(a)	50,600	76,193

		686,892

Professional Services – 0.8%
DKSH Holding AG(b)	1,090	78,841

Road & Rail – 0.6%
Localiza Rent a Car SA	3,460	63,370

Trading Companies & Distributors – 3.3%
Ashtead Group PLC	9,310	65,481
Barloworld Ltd.	7,010	72,700
Brenntag AG	675	88,928
MonotaRO Co., Ltd.(a)	3,400	109,542

		336,651

Transportation Infrastructure – 0.7%
OHL Mexico SAB de CV(a)(b)	32,070	70,386

		1,824,901

Consumer Discretionary – 15.8%
Auto Components – 0.5%
Linamar Corp.	2,220	51,778

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.1%
Mazda Motor Corp.(b)	54,000	$110,825

Distributors – 0.8%
Inchcape PLC	11,440	81,299

Hotels, Restaurants & Leisure – 0.5%
Flight Centre Ltd.(a)	1,930	54,611

Household Durables – 2.8%
Berkeley Group Holdings PLC(b)	3,300	94,935
De’Longhi SpA	5,510	79,181
Rinnai Corp.	1,600	108,710

		282,826

Media – 1.0%
Kabel Deutschland Holding AG	1,350	101,608

Multiline Retail – 2.0%
Dollarama, Inc.	1,145	67,880
Hyundai Department Store Co., Ltd.	400	59,511
Mitra Adiperkasa TBK PT	114,000	78,790

		206,181

Specialty Retail – 4.5%
Dufry AG(b)	620	81,984
Dunelm Group PLC	5,590	64,107
Howden Joinery Group PLC	34,320	97,805
Mr. Price Group Ltd.	3,740	61,984
Sports Direct International PLC(b)	13,460	85,161
Super Retail Group Ltd.	5,990	62,576

		453,617

Textiles, Apparel & Luxury Goods – 2.6%
Arezzo Industria e Comercio SA	3,300	63,744
Brunello Cucinelli SpA(b)	5,027	88,683
Mulberry Group PLC(a)	2,410	45,942
Ted Baker PLC	3,990	71,684

		270,053

		1,612,798

Financials – 13.1%
Capital Markets – 3.4%
3i Group PLC	14,960	53,391
EFG Financial Products Holding AG(b)	1,800	88,755
Intermediate Capital Group PLC	19,450	101,549
Partners Group Holding AG	450	104,031

		347,726

Commercial Banks – 0.6%
Bank of Georgia Holdings PLC	3,720	62,757

Consumer Finance – 2.2%
Compartamos SAB de CV(a)	35,310	50,453
Credito Real SAB de CV(b)	44,720	75,766
International Personal Finance PLC	15,230	93,421

		219,640

12	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Financial Services – 2.3%
Bolsa Mexicana de Valores SAB de CV	43,140	$108,799
Intercorp Financial Services Corp.(c)	1,550	55,490
Warsaw Stock Exchange	5,910	74,057

		238,346

Insurance – 2.2%
Anadolu Hayat Emeklilik AS	34,830	82,708
Challenger Ltd./AU	16,170	60,251
Intact Financial Corp.	1,220	79,440

		222,399

Real Estate Investment Trusts (REITs) – 0.9%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	50,760	89,297

Real Estate Management & Development – 0.8%
Aliansce Shopping Centers SA	6,400	76,456

Thrifts & Mortgage Finance – 0.7%
Paragon Group of Cos. PLC(b)	17,620	73,648

		1,330,269

Consumer Staples – 11.3%
Beverages – 0.6%
Coca-Cola Embonor SA (Preference Shares)	22,580	64,615

Food & Staples Retailing – 5.5%
Bizim Toptan Satis Magazalari AS	3,520	55,005
Brazil Pharma SA	7,500	52,747
Clicks Group Ltd.(b)	9,670	74,515
Eurocash SA	4,980	70,312
FamilyMart Co., Ltd.	1,400	57,677
Grupo Comercial Chedraui SA de CV	21,180	68,818
Lawson, Inc.	900	61,052
Magnit OJSC	38	5,852
Tsuruha Holdings, Inc.	1,500	118,296

		564,274

Food Products – 3.4%
Alicorp SA	27,210	88,479
Devro PLC	14,490	73,037
MHP SA (GDR)(b)	3,320	52,124
Minerva SA/Brazil	9,500	52,152
Thai Union Frozen Products PCL	34,600	81,438

		347,230

Household Products – 0.7%
Vinda International Holdings Ltd.(a)	47,000	65,117

Personal Products – 1.1%
Able C&C Co., Ltd.	924	68,606
Amorepacific Corp.	38	43,077

		111,683

		1,152,919

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 8.1%
Chemicals – 5.7%
Alpek SA de CV(a)	37,320	$100,761
AZ Electronic Materials SA	12,780	73,530
Chr Hansen Holding A/S	2,750	89,375
Croda International PLC	2,630	102,794
Fuchs Petrolub AG (Preference Shares)	1,110	82,906
Kansai Paint Co., Ltd.	7,000	75,438
Phosagro OAO (GDR)(c)	4,020	54,672

		579,476

Metals & Mining – 2.4%
First Quantum Minerals Ltd.	3,050	67,182
Franco-Nevada Corp.	1,230	70,211
Harry Winston Diamond Corp.(b)	4,300	60,434
Kenmare Resources PLC(b)	94,789	48,407

		246,234

		825,710

Information Technology – 7.8%
Communications Equipment – 0.7%
AAC Technologies Holdings, Inc.	19,500	68,888

Electronic Equipment, Instruments & Components – 1.9%
Anritsu Corp.	7,000	83,160
Chroma ATE, Inc.	32,760	73,325
FLEXium Interconnect, Inc.	11,489	40,715

		197,200

Internet Software & Services – 0.6%
Mail.ru Group Ltd. (GDR)(c)	1,710	59,620

IT Services – 1.7%
Computacenter PLC	11,370	79,474
Itochu Techno-Solutions Corp.	2,200	90,593

		170,067

Semiconductors & Semiconductor Equipment – 0.7%
Hermes Microvision, Inc.	4,000	73,870

Software – 2.2%
Fidessa Group PLC	3,290	81,849
GameLoft SA(b)	9,850	69,251
International Games System Co., Ltd.(b)	18,000	70,117

		221,217

		790,862

Health Care – 6.5%
Health Care Equipment & Supplies – 2.8%
Ansell Ltd.	3,130	50,160
Draegerwerk AG & Co. KGaA (Preference Shares)	790	79,979
Elekta AB	6,270	97,765
Ginko International Co., Ltd.	5,000	55,910

		283,814

14	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 1.3%
Eurofins Scientific	400	$65,067
Gerresheimer AG(b)	1,210	64,293

		129,360

Pharmaceuticals – 2.4%
Aspen Pharmacare Holdings Ltd.(b)	4,740	94,901
Kalbe Farma TBK PT	842,500	92,846
Virbac SA	320	63,294

		251,041

		664,215

Energy – 5.9%
Energy Equipment & Services – 2.8%
John Wood Group PLC	6,050	72,325
Petrofac Ltd.	2,870	76,703
ShawCor Ltd.	1,900	74,476
TGS Nopec Geophysical Co. ASA	1,740	57,465

		280,969

Oil, Gas & Consumable Fuels – 3.1%
Africa Oil Corp.(a)(b)	4,550	32,313
Genel Energy PLC(b)	4,520	58,058
Golar LNG Ltd.	1,850	69,902
Harum Energy TBK PT	87,000	54,466
Ophir Energy PLC(b)	4,250	35,122
Pacific Rubiales Energy Corp.	3,090	71,790

		321,651

		602,620

Utilities – 2.3%
Electric Utilities – 0.7%
Emera, Inc.	2,030	70,898

Gas Utilities – 1.6%
Enagas SA	2,900	62,130
ENN Energy Holdings Ltd.	22,000	96,401

		158,531

		229,429

Telecommunication Services – 0.7%
Wireless Telecommunication Services – 0.7%
Millicom International Cellular SA	830	72,045

Total Common Stocks (cost $7,949,372)		9,105,768

WARRANTS – 3.9%
Financials – 2.0%
Commercial Banks – 0.5%
Commercial Bank of Qatar, Deutsche Bank AG London, expiring 5/26/17(b)	2,950	56,787

Diversified Financial Services – 0.8%
First Bank of Nigeria PLC, Citigroup Global Markets Holdings, Inc., expiring 4/29/14(b)	778,710	77,871

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.7%
Emaar Properties PJSC, Merril Lynch Intl & Co., expiring 10/10/15(b)	69,040	$70,490

		205,148

Industrials – 0.9%
Construction & Engineering – 0.6%
IRB Infrastructure Developers Ltd., Merrill Lynch Intl & Co., expiring 1/25/16(b)	23,170	53,822

Transportation Infrastructure – 0.3%
Adani Ports and Special Economic Zone, Merrill Lynch Intl & Co., expiring 10/17/14(b)	13,390	32,870

		86,692

Utilities – 0.5%
Multi-Utilities – 0.5%
Qatar Electricity, Credit Suisse International, expiring 8/24/15(b)	1,490	54,186

Health Care – 0.5%
Pharmaceuticals – 0.5%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(b)(c)	4,500	50,229

Total Warrants (cost $370,112)		396,255

SHORT-TERM INVESTMENTS – 5.8%
Investment Companies – 5.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(d) (cost $597,293)	597,293	597,293

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1% (cost $8,916,777)		10,099,316

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.7%
Investment Companies – 5.7%
AllianceBernstein Exchange Reserves – Class I, 0.13%(d) (cost $578,293)	578,293	578,293

Total Investments – 104.8% (cost $9,495,070)		10,677,609
Other assets less liabilities – (4.8)%		(490,217)

Net Assets – 100.0%		$10,187,392

16	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

(a)	Represents entire or partial securities out on loan.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate market value of these securities amounted to $220,011 or 2.2% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $8,319,484)	$9,502,023 (a)
Affiliated issuers (cost $1,175,586—including investment of cash collateral for securities loaned of $578,293)	1,175,586
Foreign currencies, at value (cost $55,288)	55,407
Receivable for investment securities sold and foreign currency transactions	122,901
Receivable due from Adviser	17,207
Receivable for capital stock sold	14,336
Dividends and interest receivable	8,296

Total assets	10,895,756

Liabilities
Payable for collateral received on securities loaned	578,293
Payable for investment securities purchased and foreign currency transactions	91,324
Transfer Agent fee payable	1,644
Distribution fee payable	193
Accrued expenses and other liabilities	36,910

Total liabilities	708,364

Net Assets	$10,187,392

Composition of Net Assets
Capital stock, at par	$1,983
Additional paid-in capital	10,033,940
Distributions in excess of net investment income	(76,315)
Accumulated net realized loss on investment and foreign currency transactions	(954,523)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,182,307

$10,187,392

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,184,294	113,729	$10.41	*

C	$115,841	11,311	$10.24

Advisor	$1,254,734	119,678	$10.48

R	$10,234	1,000	$10.23

K	$10,229	1,000	$10.23

I	$7,612,060	745,000	$10.22

(a)	Includes securities on loan with a value of $553,852 (see Note E).

*	The maximum offering price per share for Class A shares was $10.87 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $6,301)	$79,942
Affiliated issuers	812
Securities lending income	6,023	$86,777

Expenses
Advisory fee (see Note B)	44,479
Distribution fee—Class A	592
Distribution fee—Class C	391
Distribution fee—Class R	24
Distribution fee—Class K	12
Transfer agency—Class A	2,139
Transfer agency—Class C	417
Transfer agency—Advisor Class	6,298
Transfer agency—Class R	3
Transfer agency—Class K	2
Transfer agency—Class I	724
Registration fees	60,831
Custodian	55,938
Audit	25,858
Administrative	24,508
Legal	19,356
Printing	5,209
Directors’ fees	2,359
Miscellaneous	6,010

Total expenses	255,150
Less: expenses waived and reimbursed by the Adviser (see Note B)	(198,529)

Net expenses		56,621

Net investment income		30,156

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(82,318)
Foreign currency transactions		4,462
Net change in unrealized appreciation/depreciation of:
Investments		1,354,547 (a)
Foreign currency denominated assets and liabilities		(2,129)

Net gain on investment and foreign currency transactions		1,274,562

Net Increase in Net Assets from Operations		$1,304,718

(a)	Net of increase in accrued foreign capital gains taxes of $30.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$30,156		$60,999
Net realized loss on investment and foreign currency transactions	(77,856)		(851,407)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,352,418		(652,846)
Contributions from Adviser (see Note B)	– 0	–	2,783

Net increase (decrease) in net assets from operations	1,304,718		(1,440,471)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,133)		– 0	–
Class C	(668)		– 0	–
Advisor Class	(5,813)		– 0	–
Class R	(145)		(7)
Class K	(181)		(23)
Class I	(164,049)		(30,917)
Net realized gain on investment transactions
Class A	– 0	–	(1,306)
Class C	– 0	–	(128)
Advisor Class	– 0	–	(4,294)
Class R	– 0	–	(42)
Class K	– 0	–	(42)
Class I	– 0	–	(31,290)
Capital Stock Transactions
Net increase	873,107		256,510

Total increase (decrease)	2,004,836		(1,252,010)
Net Assets
Beginning of period	8,182,556		9,434,566

End of period (including distributions in excess of net investment income of ($76,315) and undistributed net investment income of $66,518, respectively)	$10,187,392		$8,182,556

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eleven portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select U.S. Long/Short Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select U.S. Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Discovery Equity Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class B shares are not currently being offered. As of December 31, 2012, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	21

Notes to Financial Statements

assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to,

22	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	23

Notes to Financial Statements

will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Industrials	$220,590		$1,604,311		$	– 0	–	$1,824,901
Consumer Discretionary	229,344		1,383,454			– 0	–	1,612,798
Financials	535,159		795,110			– 0	–	1,330,269
Consumer Staples	455,099		697,820			– 0	–	1,152,919
Materials	442,635		383,075			– 0	–	825,710
Information Technology	8,625		782,237			– 0	–	790,862
Health Care	161,059		503,156			– 0	–	664,215
Energy	216,168		386,452			– 0	–	602,620
Utilities	70,898		158,531			– 0	–	229,429
Telecommunication Services	– 0	–	72,045			—		72,045
Warrants	– 0	–	124,676			271,579		396,255
Short-Term Investments	597,293		– 0	–		– 0	–	597,293
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	578,293		– 0	–		– 0	–	578,293

Total Investments in Securities	3,515,163		6,890,867+			271,579		10,677,609
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^(a)	$3,515,163		$6,890,867			$271,579		$10,677,609

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

24	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were de minimis transfers under 1% of net assets from Level 1 to Level 2 during the reporting period.

(a)	An amount of $363,181 was transferred from Level 2 to Level 1 due to increase in observable inputs during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Financials			Warrants		Total
Balance as of 6/30/12		$56,153		$88,274		$144,427
Accrued discounts/(premiums)		– 0	–	– 0	–	– 0	–
Realized gain (loss)		(23,957)		(18,369)		(42,326)
Change in unrealized appreciation/depreciation		19,579		45,969		65,548
Purchases		19,707		196,344		216,051
Sales		(71,482)		(40,639)		(112,121)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 12/31/12	$	– 0	–	$271,579		$271,579

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/12*	$	– 0	–	$32,967		$32,967

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	25

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

26	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until October 26, 2013. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before October 26, 2013. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2013. For the six months ended

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	27

Notes to Financial Statements

December 31, 2012, such reimbursement amounted to $174,021. For the period from inception through December 31, 2012, such reimbursement amounted to $876,061, which is subject to repayment, not to exceed the amount of offering expenses of $181,291.

During the year ended June 30, 2012, the Adviser reimbursed the Fund $2,783 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $24,508.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended December 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $69 from the sale of Class A shares and received $– 0 – in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended December 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2012 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$ 386	$2,333	$2,121	$598	$0	*

*	Amount is less than $500.

28	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended December 31, 2012 amounted to $8,166, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $34,626, $109 and $163 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$4,164,483		$3,775,149
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$1,375,958
Gross unrealized depreciation	(193,419)

Net unrealized appreciation	$1,182,539

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	29

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money

30	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Fund had securities on loan with a value of $553,852 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $578,293. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $6,023 and $509 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended December 31, 2012 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$ 851	$2,722	$2,995	$578	$1

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2012 (unaudited)	Year Ended June 30, 2012	Six Months Ended December 31,2012 (unaudited)	Year Ended June 30, 2012

Class A
Shares sold	78,051	10,647	$799,437	$100,017

Shares issued in reinvestment of dividends and distributions	198	151	2,041	1,264

Shares redeemed	(797)	(5,583)	(7,752)	(52,012)

Net increase	77,452	5,215	$793,726	$49,269

Class C
Shares sold	7,215	6,127	$68,288	$55,816

Shares issued in reinvestment of dividends and distributions	59	10	600	86

Shares redeemed	(3)	(4,437)	(34)	(40,113)

Net increase	7,271	1,700	$68,854	$15,789

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	31

Notes to Financial Statements

	Shares		Amount
	Six Months Ended December 31, 2012 (unaudited)	Year Ended June 30, 2012	Six Months Ended December 31, 2012 (unaudited)	Year Ended June 30, 2012

Advisor Class
Shares sold	504	41,223	$4,804	$396,963

Shares issued in reinvestment of dividends and distributions	554	507	5,765	4,252

Shares redeemed	(4)	(24,113)	(42)	(209,763)

Net increase	1,054	17,617	$10,527	$191,452

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to

32	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous time or price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2013 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal year ended June 30, 2012 and the period ended June 30, 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary income	$68,049	$29,118

Total taxable distributions	68,049	29,118

Total distributions paid	$68,049	$29,118

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	33

Notes to Financial Statements

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$80,049
Accumulated capital and other losses	(861,644	)(a)
Unrealized appreciation/(depreciation)	(190,188	)(b)

Total accumulated earnings/(deficit)	$(971,783	)(c)

(a)

On June 30, 2012, the Fund had a net capital loss carryforward of $457,322. At June 30, 2012, the Fund had a post-October short-term capital loss deferral of $364,631 and a post-October long-term capital loss deferral of $39,691. These losses are deemed to arise on July 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of June 30, 2012, the Fund had a net capital loss carryforward of $457,322 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 457,322	$ –0–	No expiration

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2012 (unaudited)	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 9.05	$ 10.71	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.05	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.40	(1.67)	.66
Contributions from Adviser	– 0	–	.00	(d)	.01

Net increase (decrease) in net asset value from operations	1.41	(1.62)	.71

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.05)	(.04)	– 0	–

Net asset value, end of period	$ 10.41	$ 9.05	$ 10.71

Total Return
Total investment return based on net asset value(e)	15.55%	(15.07)%	7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,184	$328	$333
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(f)	1.55%	1.55	%(f)
Expenses, before waivers/reimbursements	6.89	%(f)	8.03%	9.26	%(f)
Net investment income(c)	.37	%(f)	.52%	.56	%(f)
Portfolio turnover rate	45%	101%	86%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2012 (unaudited)	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 8.95	$ 10.67	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)	(.03)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.38	(1.65)	.72
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	1.36	(1.68)	.67

Less: Dividends and Distributions
Dividends from net investment income	(.07)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.07)	(.04)	– 0	–

Net asset value, end of period	$ 10.24	$ 8.95	$ 10.67

Total Return
Total investment return based on net asset value(e)	15.18%	(15.70)%	6.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$116	$36	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.25	%(f)	2.25%	2.25	%(f)
Expenses, before waivers/reimbursements	7.42	%(f)	8.64%	19.09	%(f)
Net investment loss(c)	(.41	)%(f)	(.28)%	(.75	)%(f)
Portfolio turnover rate	45%	101%	86%

See footnote summary on page 40.

36	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2012 (unaudited)	Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 9.10	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03	.07	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.40	(1.67)	.70
Contributions from Adviser	– 0	–	.00	(d)	.01

Net increase (decrease) in net asset value from operations	1.43	(1.60)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.05)	(.04)	– 0	–

Net asset value, end of period	$ 10.48	$ 9.10	$ 10.74

Total Return
Total investment return based on net asset value(e)	15.71%	(14.85)%	7.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,255	$1,080	$1,085
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%(f)	1.25%	1.25	%(f)
Expenses, before waivers/reimbursements	6.58	%(f)	7.74%	12.03	%(f)
Net investment income(c)	.70	%(f)	.79%	.48	%(f)
Portfolio turnover rate	45%	101%	86%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 8.99		$ 10.67	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.01		.02	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.37		(1.65)	.72
Contributions from Adviser	– 0	–	.00 (d)	.00	(d)

Net increase (decrease) in net asset value from operations	1.38		(1.63)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.01)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.14)		(.05)	(.03)

Net asset value, end of period	$ 10.23		$ 8.99	$ 10.67

Total Return
Total investment return based on net asset value(e)	15.41%		(15.25)%	7.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$9	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75	%(f)	1.75%	1.75	%(f)
Expenses, before waivers/reimbursements	6.08	%(f)	6.95%	8.37	%(f)
Net investment income (loss)(c)	.19	%(f)	.24%	(.24	)%(f)
Portfolio turnover rate	45%		101%	86%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 9.01		$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02		.05	.00	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.38		(1.66)	.72
Contributions from Adviser	– 0	–	.00 (d)	.00	(d)

Net increase (decrease) in net asset value from operations	1.40		(1.61)	.72

Less: Dividends and Distributions
Dividends from net investment income	(.18)		(.03)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.18)		(.07)	(.03)

Net asset value, end of period	$ 10.23		$ 9.01	$ 10.69

Total Return
Total investment return based on net asset value(e)	15.56%		(15.06)%	7.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$9	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%(f)	1.50%	1.50	%(f)
Expenses, before waivers/reimbursements	5.82	%(f)	6.68%	8.13	%(f)
Net investment income(c)	.45	%(f)	.50%	.01	%(f)
Portfolio turnover rate	45%		101%	86%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012	October 26, 2010(a) to June 30, 2011

Net asset value, beginning of period	$ 9.02		$ 10.70	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03		.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.39		(1.67)	.72
Contributions from Adviser	– 0	–	.00 (d)	.00	(d)

Net increase (decrease) in net asset value from operations	1.42		(1.60)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.22)		(.04)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.22)		(.08)	(.04)

Net asset value, end of period	$ 10.22		$ 9.02	$ 10.70

Total Return
Total investment return based on net asset value(e)	15.77%		(14.85)%	7.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,612		$6,721	$7,970
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%(f)	1.25%	1.25	%(f)
Expenses, before waivers/reimbursements	5.52	%(f)	6.41%	7.82	%(f)
Net investment income(c)	.70	%(f)	.75%	.27	%(f)
Portfolio turnover rate	45%		101%	86%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Liliana C. Dearth,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Ms. Liliana C. Dearth.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	41

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein International Discovery Equity Portfolio (the “Portfolio”)2. prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

42	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/12 ($MIL)	Portfolio
100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	$8.9	International Discovery Equity Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $47,500 (0.58% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s total expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser three years after the Portfolio commenced operations. Also, set forth below are the gross expense ratios of the Portfolio for the most recent semi-annual period:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (12/31/11)[5]		Fiscal Year End
International Discovery Equity Portfolio	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	8.76 9.08 9.76 7.84 7.56 7.31	% % % % % %	June 30

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	43

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

44	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:7

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Discovery Equity Portfolio	$8.9	International SMID Cap Growth 100 bp on 1st $25 million 85 bp on next $25 million 75 bp on next $50 million 65 bp on next the balance Minimum Account Size: $25 m	1.000%	1.000%

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	45

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
International Discovery Equity Portfolio[12]	1.000	0.952	8/12

Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.13 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EG. The Portfolio’s total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Discovery Equity Portfolio[15]	1.550	1.530	8/12	1.504	38/60

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

11

The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12

The Portfolio’s EG includes the Portfolio, two other International Small/Mid Cap Growth Funds (“ISMG”), three International Multi-Cap Value Funds (“IMLV”) and six International Multi-Cap Core Funds (“IMLC”).

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

15	The Portfolio’s EU includes the Portfolio, EG and all other ISMG, IMLV and IMLC, excluding outliers.

46	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar years 2011 and 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $8, $516 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $8,964 in fees from the Portfolio.16

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. Due to lower average balances and interest rates during the Portfolio’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	47

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

48	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

In February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings21 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the period ended February 29, 2012.23

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

19	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance return of the Portfolio was provided by Lipper.

22	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	49

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-5.01	-5.01	-4.63	2/3	11/20

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratios (“Sharpe Ratio”) information are also shown.26

	Periods Ending February 29, 2012 Annualized Performance
		Since Inception (%)	Annualized		Risk Period (Year)

	1 Year (%)		Volatility (%)	Sharpe (%)
International Discovery Equity Portfolio	-5.01	-0.90	23.95	-0.09	1
MSCI ACWI SMID Ex US	-6.64	0.19	-0.21	0.32	1
Inception Date: October 26, 2010

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

50	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	51

AllianceBernstein Family of Funds

NOTES

52	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IDE-0152-1212

SEMI-ANNUAL REPORT

AllianceBernstein International Focus 40 Portfolio

December 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 22, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Focus 40 Portfolio (the “Fund”), for the semi-annual reporting period ended December 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues its objective by investing primarily in a focused portfolio of approximately 30-50 equity securities of non-U.S. companies. Although the Fund intends to invest substantially all of its assets in non-U.S. issuers under normal circumstances, the Fund may at times invest in U.S. issuers, particularly U.S. issuers whose growth prospects depend, in the view of AllianceBernstein L.P. (the “Adviser”), on non-U.S. factors. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not-deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

In choosing investments, the Fund pursues an opportunistic investment strategy and is unconstrained by considerations of capitalization range, industry sector or country. The Fund may invest in any company in any type of industry (including real-estate related issuers) and in any type of equity security, listed or unlisted, with the potential for capital appreciation.

The Adviser employs a “bottom up” investment process that focuses on a company’s prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund’s assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries.

The Fund may make short sales of securities or may take short positions in securities in anticipation that the value of the securities will decline. The Fund may use total return swaps or other investment techniques to take such short positions. The Fund intends to make such investments when it believes that a company’s securities are overvalued or face adverse economic or other conditions.

The Fund may also invest in depositary receipts, rights and warrants, synthetic foreign equity securities, such as various types of warrants used internationally that entitle a holder to buy or sell underlying securities, and convertible securities.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	1

The Fund may invest in established companies, but also in new and less-seasoned companies. The Fund’s investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

The Fund may, at times, invest in shares of exchange traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund’s securities positions when it finds the currency exposure unattractive. The Adviser may also decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards,

and swaps. The Fund may use options strategies involving the purchase and/or writing of various combination of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Funds’ portfolio from a decline in value, sometimes within certain ranges. The Fund is non-diversified, meaning that it may invest more of its assets in a smaller number of issuers.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Index ex-U.S. (net) for the six- and 12-month periods December 31, 2012.

For both the six- and 12-month periods ended December 31, 2012, the Fund rose in absolute terms but underperformed its benchmark, before sales charges. For the six-month period, underperformance was driven by security selection in the consumer staples and technology sectors. Positive contributors to performance were sector selection in the telecommunications sector and stock selection in the consumer discretionary sector.

For the 12-month period, the majority of underperformance came from the Fund’s underweight and stock

2	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

selection in the consumer staples sector. An underweight to the telecommunications and materials sectors contributed to performance. An underweight to Japan also detracted from performance, as the Portfolio Management Team (the “Team”) focused on investing in companies which have a high return on invested capital: a majority of Japanese companies do not fall into this category.

Derivatives used during the six- and 12-month periods ended December 31, 2012 included: total return swaps, used for hedging and investment purposes, which detracted from performance; dividend swaps used for hedging purposes, which added to performance; forward currency exchange contracts, for hedging and investment purposes, which detracted from performance; purchased options, for investment purposes, which detracted from performance; and written options, for hedging purposes, which added to performance.

Market Review and Investment Strategy

Markets around the world delivered strong performance in 2012, with some of the best performance coming from Europe and Japan. European performance was driven by the reduction of the credit spreads and intervention of the European Central Bank to prevent the tail risks in the region. Performance of the Japanese market was driven by the messages coming from the Japanese government regarding the targeted 2% inflation rate and ending a prolonged period of deflation in the country.

The Team continues to favor exposure to the emerging markets countries, where population growth, urbanization and rising income levels support consumption and investment growth for years to come. Structural factors of emerging markets combined with easing monetary policy, are in the Team’s view, the inflection point in the relative performance of the emerging markets.

The Fund is positioned away from risks of heavy austerity in Europe, deleveraging or any other ripple effects stemming from the European debt crisis. The Team will continue to use derivates to reduce macro and currency risks.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World Index ex-U.S. (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index ex-U.S. net; (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because these markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produced is proportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s shares.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Short Sales Risk: The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Fund). In contrast, the risk of loss from a long position is limited to the Fund’s investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Fund will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2012	NAV Returns
	6 Months	12 months
AllianceBernstein International Focus 40 Portfolio
Class A	10.58%	15.00%

Class C	10.17%	14.18%

Advisor Class†	10.78%	15.48%

Class R†	10.55%	14.86%

Class K†	10.65%	15.11%

Class I†	10.75%	15.35%

MSCI AC World Index ex-U.S. (net)	13.68%	16.83%

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	15.00%	10.05%
Since Inception*	-5.45%	-8.15%

Class C Shares
1 Year	14.18%	13.18%
Since Inception*	-6.14%	-6.14%

Advisor Class Shares†
1 Year	15.48%	15.48%
Since Inception*	-5.11%	-5.11%

Class R Shares†
1 Year	14.86%	14.86%
Since Inception*	-5.65%	-5.65%

Class K Shares†
1 Year	15.11%	15.11%
Since Inception*	-5.44%	-5.44%

Class I Shares†
1 Year	15.35%	15.35%
Since Inception*	-5.15%	-5.15%
The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 27.22%, 41.92%, 20.96%, 20.89%, 20.66% and 20.36% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through June 30, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on estimates.

*	Inception date: 7/6/2011.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	10.05%
Since Inception*	-8.15%

Class C Shares
1 Year	13.18%
Since Inception*	-6.14%

Advisor Class Shares†
1 Year	15.48%
Since Inception*	-5.11%

Class R Shares†
1 Year	14.86%
Since Inception*	-5.65%

Class K Shares†
1 Year	15.11%
Since Inception*	-5.44%

Class I Shares†
1 Year	15.35%
Since Inception*	-5.15%

*	Inception date: 7/6/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,105.80	$8.23	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class C
Actual	$1,000	$1,101.70	$11.92	2.25%
Hypothetical**	$1,000	$1,013.86	$11.42	2.25%
Advisor Class
Actual	$1,000	$1,107.80	$6.64	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
Class R
Actual	$1,000	$1,105.50	$9.29	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Class K
Actual	$1,000	$1,106.50	$7.96	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Class I
Actual	$1,000	$1,107.50	$6.64	1.25%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%
*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3.9

*	All data are as of December 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd. (Preference Shares)	$227,406	5.8%
British American Tobacco PLC	215,286	5.5
Intertek Group PLC	194,043	4.9
Housing Development Finance Corp.	160,510	4.1
Filtrona PLC	159,878	4.1
Jeronimo Martins SGPS SA	154,691	3.9
Sands China Ltd.	145,063	3.7
Hang Lung Properties Ltd.	128,781	3.3
Eurofins Scientific	128,018	3.3
Admiral Group PLC	123,377	3.1
	$1,637,053	41.7%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 83.3%
Financials – 22.7%
Capital Markets – 2.6%
UBS AG(a)	6,526	$102,124

Commercial Banks – 2.8%
HSBC Holdings PLC	10,560	111,902

Diversified Financial Services – 2.5%
IG Group Holdings PLC	13,170	96,928

Insurance – 8.5%
Admiral Group PLC	6,477	123,377
AIA Group Ltd.	14,600	57,909
Lancashire Holdings Ltd.	7,590	96,638
Prudential PLC	3,900	55,643

		333,567

Real Estate Management & Development – 6.3%
Global Logistic Properties Ltd.	51,000	117,949
Hang Lung Properties Ltd.	32,000	128,781

		246,730

		891,251

Consumer Staples – 15.4%
Food & Staples Retailing – 7.5%
Bizim Toptan Satis Magazalari AS	3,220	50,318
Jeronimo Martins SGPS SA	8,000	154,691
Olam International Ltd.	70,000	89,917

		294,926

Food Products – 2.4%
Unilever PLC	2,430	94,456

Tobacco – 5.5%
British American Tobacco PLC	4,235	215,286

		604,668

Consumer Discretionary – 14.6%
Distributors – 2.9%
Li & Fung Ltd.	62,000	112,205

Diversified Consumer Services – 2.1%
Estacio Participacoes SA	4,100	83,542

Hotels, Restaurants & Leisure – 3.7%
Sands China Ltd.	32,400	145,063

Household Durables – 0.9%
MRV Engenharia e Participacoes SA	6,200	36,276

Multiline Retail – 1.5%
Golden Eagle Retail Group Ltd.(b)	24,000	59,838

12	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.5%
Belle International Holdings Ltd.	27,000	$59,713

Textiles, Apparel & Luxury Goods – 2.0%
Cie Financiere Richemont SA	1,000	78,495

		575,132

Industrials – 11.8%
Air Freight & Logistics – 1.0%
Kuehne & Nagel International AG	320	38,579

Construction & Engineering – 2.2%
Larsen & Toubro Ltd. (GDR)(c)	1,840	53,636
Samsung Engineering Co., Ltd.	220	34,275

		87,911

Professional Services – 6.9%
Capita PLC	6,191	76,502
Intertek Group PLC	3,820	194,043

		270,545

Road & Rail – 1.7%
Globaltrans Investment PLC (Sponsored GDR)(c)	4,070	67,196

		464,231

Information Technology – 7.5%
Computers & Peripherals – 0.2%
Apple, Inc.	15	7,996

Internet Software & Services – 1.5%
Telecity Group PLC	4,509	58,231

Semiconductors & Semiconductor Equipment – 5.8%
Samsung Electronics Co., Ltd. (Preference Shares)	283	227,406

		293,633

Materials – 4.1%
Chemicals – 4.1%
Filtrona PLC	17,777	159,878

Health Care – 3.3%
Life Sciences Tools & Services – 3.3%
Eurofins Scientific	787	128,018

Energy – 2.9%
Energy Equipment & Services – 2.9%
Technip SA	1,000	115,636

Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
APR Energy PLC	3,110	40,886

Total Common Stocks (cost $2,901,794)		3,273,333

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 12.7%
Financials – 8.5%
Thrifts & Mortgage Finance – 4.1%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	10,650	$160,510

Consumer Finance – 4.4%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 2/21/17(a)	15,210	57,762
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	8,440	116,237

		173,999

		334,509

Information Technology – 2.3%
IT Services – 2.3%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	3,870	88,374

Industrials – 1.9%
Industrial Conglomerates – 1.9%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	43,860	75,527

Total Warrants (cost $468,393)		498,410

	Contracts
OPTIONS PURCHASED - CALLS – 1.5%
Options on Equities – 1.5%
Apple, Inc. Expiration: Jan 2015, Exercise Price: $ 570.00(a)(d)	1	8,448
Baidu, Inc. Expiration: Jan 2014, Exercise Price: $ 120.00(a)(d)	12	11,610
Capita PLC Expiration: Dec 2013, Exercise Price: GBP 7.55(a)(e)	19,370	18,486
UBS AG Expiration: Dec 2013, Exercise Price: CHF12.00(a)(d)	61	19,874

Total Options Purchased – Calls (cost $50,169)		58,418

	Shares
RIGHTS – 0.0%
Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Olam International Ltd.(a) (cost $0)	21,910	– 0	–

Total Investments Before Security Lending Collateral for Securities Loaned – 97.5% (cost $3,420,356)		3,830,161

14	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.13%(f) (cost $43,540)	43,540	$43,540

Total Investments – 98.6% (cost $3,463,896)		3,873,701
Other assets less liabilities – 1.4%		55,179

Net Assets – 100.0%		$3,928,880

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	GBP	172	USD	277	3/15/13	$(2,729)
Barclays Bank PLC Wholesale	HKD	3,301	USD	426	3/15/13	(22)
Royal Bank of Canada	USD	228	CAD	226	3/15/13	(1,501)
State Street Bank & Trust Co.	CHF	37	USD	39	3/15/13	(1,107)
State Street Bank & Trust Co.	EUR	53	USD	69	3/15/13	(1,407)
State Street Bank & Trust Co.	GBP	82	USD	131	3/15/13	(1,696)
State Street Bank & Trust Co.	HKD	161	USD	21	3/15/13	(3)
State Street Bank & Trust Co.	USD	44	AUD	42	3/15/13	(366)
State Street Bank & Trust Co.	USD	71	CAD	71	3/15/13	70
State Street Bank & Trust Co.	USD	12	JPY	967	3/15/13	(580)
State Street Bank & Trust Co.	USD	24	NOK	140	3/15/13	781
State Street Bank & Trust Co.	USD	142	SGD	173	3/15/13	(29)

						$(8,589)

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
Apple, Inc.(d)	1	$800.00	January 2015	$(3,188)
(premium received $3,557)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	U.S. $ Value
Apple, Inc.(d)	1		$440.00	January 2015	$(6,527)
Baidu, Inc.(d)	12		95.00	January 2014	(16,950)
Capita PLC(e)	19,370	GBP	6.00	December 2013	(5,966)

(premium received $38,980)					$(29,443)

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	15

Portfolio of Investments

DIVIDEND SWAP CONTRACTS (see Note D)

Dividend Yield On	Counterparty	Strike Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Total SA	Barclays Bank PLC	2.05%	12/18/15	$1,137
Total SA	Deutsche Bank AG	2.15%	12/18/15	(3,616)
UBS AG	Goldman Sachs International	0.30%	12/18/15	24,900

				$22,421

TOTAL RETURN SWAP CONTRACTS (see Note D)

Receive/ Pay Total Return on Reference Equities	Equities	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Equities
Receive	Apple, Inc.	30	0.52%	$16	8/15/13	Morgan Stanley Capital Services	$423
Receive	Apple, Inc.	26	0.52%	13	8/15/13	Morgan Stanley Capital Services	367
Receive	Apple, Inc.	87	0.52%	45	11/15/16	Morgan Stanley Capital Services	1,228
Receive	Baidu, Inc.	170	0.52%	16	8/15/13	Morgan Stanley Capital Services	676
Receive	Baidu, Inc.	85	0.52%	8	8/15/13	Morgan Stanley Capital Services	338
Receive	Baidu, Inc.	274	0.52%	26	11/15/16	Morgan Stanley & Co. International PLC	1,089
Receive	Baidu, Inc.	240	0.52%	24	11/15/16	Morgan Stanley Capital Services	373
Receive	Google, Inc.	24	0.52%	17	8/15/13	Morgan Stanley Capital Services	(281)
Receive	Google, Inc.	180	0.52%	130	11/15/16	Morgan Stanley Capital Services	(2,114)

16	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

Receive/ Pay Total Return on Reference Equities	Equities	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	MercadoLibre, Inc.	430	0.52%	$34	8/15/13	Morgan Stanley & Co. International PLC	$(6)
Receive	National Oilwell Varco, Inc.	480	0.52%	32	8/15/13	Morgan Stanley Capital Services	979
Receive	National Oilwell Varco, Inc.	310	0.52%	21	8/15/13	Morgan Stanley Capital Services	632
Receive	National Oilwell Varco, Inc.	310	1.00%	20	11/15/16	Morgan Stanley Capital Services	722
Receive	National Oilwell Varco, Inc.	310	0.52%	21	11/15/16	Morgan Stanley Capital Services	632
Receive	Philip Morris International, Inc.	240	0.52%	21	8/15/13	Morgan Stanley Capital Services	(904)
Receive	Philip Morris International, Inc.	410	0.52%	36	8/15/13	Morgan Stanley Capital Services	(1,544)
Receive	Philip Morris International, Inc.	260	0.52%	22	11/15/16	Morgan Stanley Capital Services	(360)

Pay Total Return on Reference Equities
Pay	Carrefour SA	600	0.11%	12	2/15/14	Credit Suisse Securities (Europe) Limited	(33)
Pay	Carrefour SA	880	0.11%	17	2/15/14	Credit Suisse Securities (Europe) Limited	(48)
Pay	Carrefour SA	917	0.11%	18	2/15/14	Credit Suisse Securities (Europe) Limited	(50)
Pay	Carrefour SA	1,140	0.11%	22	2/15/14	Credit Suisse Securities (Europe) Limited	(62)

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	17

Portfolio of Investments

Receive/ Pay Total Return on Reference Equities	Equities	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	Carrefour SA	680	0.11%	$13	3/17/14	Credit Suisse Securities (Europe) Limited	$(38)
Pay	LG Electronics, Inc.	540	0.17%	38,934	8/15/13	Morgan Stanley & Co. International PLC	(815)
Pay	LG Electronics, Inc.	260	0.17%	18,746	8/15/13	Morgan Stanley Capital Services	(384)
Pay	Linkedin Corp.	130	0.17%	15	11/15/16	Morgan Stanley & Co. International PLC	(67)
Pay	Linkedin Corp.	550	0.17%	63	11/15/16	Morgan Stanley Capital Services	(276)
Pay	Netflix, Inc.	105	0.21%	10	2/15/14	Credit Suisse Securities (Europe) Limited	193
Pay	Netflix, Inc.	365	0.17%	35	11/15/16	Morgan Stanley Capital Services	678
Pay	Qihoo 360 Technology Co., Ltd.	836	0.17%	22	8/15/13	Morgan Stanley Capital Services	(3,110)
Pay	Salesforce.com, Inc.	451	0.17%	76	11/15/16	Morgan Stanley Capital Services	363
Pay	Telefonica SA	3,898	0.11%	39	7/1/13	Credit Suisse Securities (Europe) Limited	(338)
Pay	Telefonica SA	1,090	0.11%	11	7/1/13	Morgan Stanley Capital Services	(95)
Pay	Telefonica SA	1,330	0.11%	13	7/1/13	Morgan Stanley Capital Services	(116)

18	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Portfolio of Investments

Receive/ Pay Total Return on Reference Equities	Equities	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	ZTE Corp.	8,600	0.04%	$108	6/10/13	Morgan Stanley & Co. International PLC	$(544)
Pay	ZTE Corp.	9,600	0.04%	121	6/10/13	Morgan Stanley & Co. International PLC	(625)
Pay	ZTE Corp.	14,400	0.04%	181	6/10/13	Morgan Stanley & Co. International PLC	(930)
Pay	ZTE Corp.	17,200	0.04%	216	6/10/13	Morgan Stanley & Co. International PLC	(1,088)
Pay	ZTE Corp.	6,000	0.04%	75	6/10/13	Morgan Stanley Capital Services	(400)
Pay	ZTE Corp.	12,400	0.04%	156	6/10/13	Morgan Stanley Capital Services	(807)

							$(6,342)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the aggregate market value of these securities amounted to $397,579 or 10.1% of net assets.

(d)	One contract relates to 100 shares.

(e)	One contract relates to 1 shares.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation: AUD – Australian Dollar CAD – Canadian Dollar CHF – Swiss Franc EUR – Euro GBP – Great British Pound	HKD – Hong Kong Dollar JPY – Japanese Yen NOK – Norwegian Krone SGD – Singapore Dollar USD – United States Dollar

Glossary:

GDR–Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	19

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,420,356)	$3,830,161	(a)
Affiliated issuers (cost $43,540—including investment of cash collateral for securities loaned of $43,540)	43,540
Foreign currencies, at value (cost $20,350)	20,372
Receivable due from Adviser	143,146
Unrealized appreciation on dividend swap contracts	26,037
Receivable for investment securities sold and foreign currency transactions	9,583
Unrealized appreciation on total return swap contracts	8,693
Dividends and interest receivable	1,692
Unrealized appreciation of forward currency exchange contracts	851

Total assets	4,084,075

Liabilities
Due to custodian	4,235
Options written, at value (premiums received $42,537)	32,631
Payable for collateral received on securities loaned	43,540
Unrealized depreciation on total return swap contracts	15,035
Printing fee payable	13,654
Audit fee payable	13,333
Unrealized depreciation of forward currency exchange contracts	9,440
Payable for investment securities purchased and foreign currency transactions	8,023
Unrealized depreciation on dividend swap contracts	3,616
Transfer Agent fee payable	90
Distribution fee payable	45
Accrued expenses	11,553

Total liabilities	155,195

Net Assets	$3,928,880

Composition of Net Assets
Capital stock, at par	$855
Additional paid-in capital	4,065,247
Undistributed net investment income	12,394
Accumulated net realized loss on investment and foreign currency transactions	(576,838)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	427,222

	$3,928,880

(a)	Includes securities on loan with a value of $41,887 (see Note E).

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$15,899	1,729	$9.20	*

C	$9,456	1,039	$9.10

Advisor	$1,164,917	125,998	$9.25

R	$9,120	1,000	$9.12

K	$25,330	2,771	$9.14

I	$2,704,158	295,000	$9.17

*	The maximum offering price per share for Class A shares was $9.61 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	21

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $584)	$39,920
Affiliated issuers	182
Securities lending income	1,326	$41,428

Expenses
Advisory fee (see Note B)	18,985
Distribution fee—Class A	58
Distribution fee—Class C	46
Distribution fee—Class R	22
Distribution fee—Class K	30
Transfer agency—Class A	220
Transfer agency—Class C	78
Transfer agency—Advisor Class	9,470
Transfer agency—Class R	4
Transfer agency—Class K	21
Transfer agency—Class I	609
Custodian	97,112
Administrative	31,255
Registration fees	29,573
Audit	25,637
Legal	19,232
Printing	7,862
Amortization of offering expenses	4,634
Directors’ fees	2,924
Miscellaneous	4,561

Total expenses	252,333
Less: expenses waived and reimbursed by the Adviser (see Note B)	(228,411)

Net expenses		23,922

Net investment income		17,506

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(82,455)
Options written		14,198
Swap contracts		(141,007)
Foreign currency transactions		(25,296)
Net change in unrealized appreciation/depreciation of:
Investments		574,955
Options written		7,463
Swap contracts		17,710
Foreign currency denominated assets and liabilities		(3,662)

Net gain on investment and foreign currency transactions		361,906

Net Increase in Net Assets from Operations		$379,412

See notes to financial statements.

22	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2012 (unaudited)	July 6, 2011(a) to June 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$17,506	$23,520
Net realized gain on investment and foreign currency transactions	(234,560)	(355,375)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	596,466	(169,244)

Net increase (decrease) in net assets from operations	379,412	(501,099)
Dividends to Shareholders from
Net investment income
Class R	– 0	–	(44)
Class K	– 0	–	(53)
Class I	– 0	–	(18,290)
Capital Stock Transactions
Net increase	278,831	3,790,123

Total increase	658,243	3,270,637
Net Assets
Beginning of period	3,270,637	– 0	–

End of period (including undistributed net investment income of $12,394 and accumulated net investment loss of ($5,112), respectively)	$3,928,880	$3,270,637

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	23

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended December 31, 2012 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received	$42,529
Operating expenses paid	(121,656)
Purchases of long-term investments	(1,703,036)
Proceeds from disposition of long-term investments	1,617,602
Purchases of short-term investments, net	—
Proceeds from swap contracts, net	(138,710)
Proceeds from written options	14,198

Net decrease in cash from operating activities		$(289,073)
Financing Activities:
Subscriptions of capital stock, net	278,831
Due to custodian	(4,235)
Net increase in cash from financing activities		274,596
Effect of exchange rate on cash		24,692

Net decrease in cash		10,215
Cash at beginning of period		5,922

Cash at end of period		$16,137

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net increase in net assets from operations		$379,412
Adjustments:
Increase in interest and dividends receivable	$1,101
Increase in accrued expenses	(97,734)
Purchases of long-term investments	(1,703,036)
Proceeds from disposition of long-term investments	1,617,602
Purchases of short-term investments, net	—
Proceeds on swap contracts, net	(138,710)
Proceeds from written options , net	14,198
Net realized gain on investment and foreign currency transactions	234,560
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(596,466)

Total adjustments		(668,485)

Net decrease in cash from operating activities		$(289,073)

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its substantial investments in level 3 securities at period end.

See notes to financial statements.

24	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eleven portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select U.S. Long/Short Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select U.S. Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Focus 40 Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares are not currently being offered. As of December 31, 2012, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C, Class R and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	25

Notes to Financial Statements

(“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other

26	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	27

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$891,251		$	– 0	–	$891,251
Consumer Staples		– 0	–	604,668			– 0	–	604,668
Consumer Discretionary		119,818		455,314			– 0	–	575,132
Industrials		120,832		343,399			– 0	–	464,231
Information Technology		7,996		285,637			– 0	–	293,633
Materials		– 0	–	159,878			– 0	–	159,878
Health Care		– 0	–	128,018			– 0	–	128,018
Energy		– 0	–	115,636			– 0	–	115,636
Utilities		– 0	–	40,886			– 0	–	40,886
Warrants		– 0	–	– 0	–		498,410		498,410
Options Purchased—Calls		– 0	–	39,932			18,486		58,418
Rights		– 0	–	– 0	–		– 0	–^	– 0	–
Investments of Cash Collateral for Securities
Loaned in Affiliated Money Market Fund		43,540		– 0	–		– 0	–	43,540

Total Investments in Securities		292,186		3,064,619	+		516,896		3,873,701
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	851			– 0	–	851
Dividend Swap Contracts		– 0	–	– 0	–		26,037		26,037
Total Return Swap Contracts		– 0	–	8,693			– 0	–	8,693
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(9,440)			– 0	–	(9,440)
Call Options Written		– 0	–	(3,188)			– 0	–	(3,188)
Put Options Written		– 0	–	(23,477)			(5,966)		(29,443)
Dividend Swap Contracts		– 0	–	– 0	–		(3,616)		(3,616)
Total Return Swap Contracts		– 0	–	(15,035)			– 0	–	(15,035)

Total++		$292,186		$3,023,023			$533,351		$3,848,560

28	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

^	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

++	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants		Options Purchased - Calls			Rights^
Balance as of 6/30/12	$270,293		$	– 0	–	$	– 0	–
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	(1,480)			– 0	–		– 0	–
Change in unrealized appreciation/depreciation	89,346			6,084			– 0	–
Purchases	202,289			12,402			– 0	–
Sales	(62,038)			– 0	–		– 0	–
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 12/31/12	$498,410			$18,486		$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/12*	$89,346			$6,084		$	– 0	–

	Put Options Written		Dividend Swap Contracts			Total
Balance as of 6/30/12	$ – 0	–	$	– 0	–		$270,293
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	– 0	–		– 0	–		(1,480)
Change in unrealized appreciation/depreciation	4,834			22,421			122,685
Purchases	– 0	–		– 0	–		214,691
Sales	(10,800)			– 0	–		(72,838)
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 12/31/12	$(5,966)			$22,421			$533,351

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/12*	$4,834			$22,421			$122,685

^	The Fund held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	29

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund with material categories of Level 3 investments at December 31, 2012:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 12/31/2012	Valuation Technique	Unobservable Input	Range
Warrants	$498,410	Indicative Market Quotations	Broker Quote		$1.72 - $22.84
Options Purchased - Calls	$18,486	Indicative Market Quotations	Broker Quote		$0.59
Rights	$– 0 –	Qualitative Assessment		$	– 0	–
Dividend Swap Contracts	$22,421	Indicative Market Quotations	Broker Quote		$0.45 - $2.07
Put Options Written	$(5,966)	Indicative Market Quotations	Broker Quote		$0.19

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

30	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	31

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $190,139 were deferred and amortized on a straight line basis over a one year period starting from July 6, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until July 6, 2014. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses. This fee waiver and/or expense reimbursement agreement may not be terminated before June 30, 2014, after which it may be terminated by either party. For the six months ended December 31, 2012, such waiver/reimbursement amounted to $197,156. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $31,255.

32	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended December 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended December 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2012 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)			Dividend Income (000)
$ 19	$1,122	$1,141	$	– 0	–	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2012 amounted to $4,737, of which $0 and $107, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	33

Notes to Financial Statements

shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $440, $504 and $3,569 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,703,645		$1,604,277
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency, swap and written option transactions) are as follows:

Gross unrealized appreciation	$516,931
Gross unrealized depreciation	(107,126)

Net unrealized appreciation	$409,805

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale

34	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2012, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	35

Notes to Financial Statements

received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended December 31, 2012, the Fund held purchased options for non-hedging purposes. During the six months ended December 31, 2012, the Fund held written options for hedging purposes.

For the six months ended December 31, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 06/30/12	2,295		$21,633
Options written	19,445		47,024
Options expired	(2,287)		(11,159)
Options bought back	(69)		(14,961)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 12/31/12	19,384		$42,537

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim

36	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended December 31, 2012, the Fund held total return swaps for non-hedging purposes.

Dividend Swaps:

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund may gain exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount.

During the six months ended December 31, 2012, the Fund held dividend swaps for hedging purposes.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	37

Notes to Financial Statements

decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2012, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $9,957. If a trigger event had occurred at December 31, 2012, for those derivatives in a net liability position, an amount of $9,957 would be required to be posted by the Fund.

At December 31, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$ 851	Unrealized depreciation of forward currency exchange contracts	$ 9,440

Equity contracts	Unrealized appreciation on total return swap agreements	8,693	Unrealized depreciation on total return swap agreements	15,035

Equity contracts	Unrealized appreciation on dividend swap agreements	26,037	Unrealized depreciation on dividend swap agreements	3,616

Equity contracts	Investments in securities, at value	58,418
Equity contracts			Options written, at value	32,631

Total		$ 93,999		$ 60,722

38	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended December 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(22,007)		$(3,878)
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(141,007)		(4,711)
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	22,421
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(49,446)		16,367
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	14,198		7,463

Total		$(198,262)		$37,662

The following table represents the volume of the Fund’s derivative transactions during the six months ended December 31, 2012:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$836,018
Average principal amount of sale contracts	$1,033,393
Total Return Swap Contracts:
Average notional amount	$1,209,624
Dividend Swap Contracts:
Average notional amount	$191,582	(a)
Purchased Options:
Average Monthly Cost	$73,927

(a)	Positions were open for five months during the period.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	39

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Fund had securities on loan with a value of $41,887 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $43,540. The cash collateral will be adjusted on the next

40	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

business day to maintain the required collateral amount. The Fund earned securities lending income of $1,326 and $147 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended December 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended December 31, 2012 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$ 313	$413	$682	$44	$	– 0	–*

*	Amount is less than $500.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2012 (unaudited)		July 6, 2011(a) to June 30, 2012	Six Months Ended December 31, 2012 (unaudited)			July 6, 2011(a) to June 30, 2012

Class A
Shares sold	728		8,896		$6,509		$79,473

Shares redeemed	(3,800)		(4,095)		(33,971)		(37,237)

Net increase (decrease)	(3,072)		4,801		$(27,462)		$42,236

Class C
Shares sold	39		1,000		$329		$10,002

Net increase	39		1,000		$329		$10,002

Advisor Class
Shares sold	36,058		90,198		$305,008		$754,989

Shares redeemed	– 0	–	(258)		– 0	–	(2,010)

Net increase	36,058		89,940		$305,008		$752,979

Class R
Shares sold	– 0	–	1,000	$	– 0	–	$10,002

Net increase	– 0	–	1,000	$	– 0	–	$10,002

Class K
Shares sold	105		2,666		$956		$24,902

Net increase	105		2,666		$956		$24,902

Class I
Shares sold	– 0	–	295,000	$	– 0	–	$2,950,002

Net increase	– 0	–	295,000	$	– 0	–	$2,950,002

(a)	Commencement of operations.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	41

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s shares.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

42	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as a part of the Facility on July 14, 2011. The Fund did not utilize the Facility during the six months ended December 31, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2013 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the period ended June 30, 2012 were as follows:

2012
Distributions paid from:
Ordinary income	$18,387

Total distributions paid	$18,387

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	43

Notes to Financial Statements

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(352,518	)(a)
Unrealized appreciation/(depreciation)	(165,103	)(b)

Total accumulated earnings/(deficit)	$(517,621	)(c)

(a)

On June 30, 2012, the Fund had a net capital loss carryforward of $115,784. At June 30, 2012, the Fund had a post-October short-term capital loss deferral of $224,802 and a qualified late-year ordinary loss deferral of $11,932. These losses are deemed to arise on July 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of June 30, 2012, the Fund had a net capital loss carryforward of $115,784 which will expire as follows:

Short-Term Amount	Long-Term Amount			Expiration
$115,784	$	– 0	–	No expiration

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

44	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2012 (unaudited)	July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$8.32	$10.00

Income From Investment Operations
Net investment income(b)(c)	.03	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85	(1.71)

Net increase (decrease) in net asset value from operations	.88	(1.68)

Net asset value, end of period	$9.20	$8.32

Total Return
Total investment return based on net asset value(d)	10.58%	(16.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16	$40
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%	1.55%
Expenses, before waivers/reimbursements(e)	13.55%	27.22%
Net investment income(c)(e)	.65%	.41%
Portfolio turnover rate	45%	93%

See footnote summary on page 50.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2012 (unaudited)		July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$8.26		$10.00

Income From Investment Operations
Net investment (loss)(b)(c)	(.00	)(f)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.84		(1.72)

Net increase (decrease) in net asset value from operations	.84		(1.74)

Net asset value, end of period	$9.10		$8.26

Total Return
Total investment return based on net asset value(d)	10.17%		(17.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$8
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.25%		2.25%
Expenses, before waivers/reimbursements(e)	15.45%		41.92%
Net investment loss(c)(e)	(.09)%		(.19)%
Portfolio turnover rate	45%		93%

See footnote summary on page 50.

46	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2012 (unaudited)	July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 8.35	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.86	(1.72)

Net increase (decrease) in net asset value from operations	.90	(1.65)

Net asset value, end of period	$ 9.25	$ 8.35

Total Return
Total investment return based on net asset value(d)	10.78%	(16.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,165	$751
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%	1.25%
Expenses, before waivers/reimbursements(e)	14.48%	20.96%
Net investment income(c)(e)	.95%	.88%
Portfolio turnover rate	45%	93%

See footnote summary on page 50.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2012 (unaudited)		July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$8.25		$10.00

Income From Investment Operations
Net investment income(b)(c)	.02		.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85		(1.74)

Net increase (decrease) in net asset value from operations	.87		(1.71)

Less: Dividends
Dividends from net investment income	– 0	–	(.04)

Net asset value, end of period	$ 9.12		$ 8.25

Total Return
Total investment return based on net asset value(d)	10.55%		(17.03)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$8
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.75%		1.75%
Expenses, before waivers/reimbursements(e)	13.32%		20.89%
Net investment income(c)(e)	.43%		.31%
Portfolio turnover rate	45%		93%

See footnote summary on page 50.

48	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2012 (unaudited)		July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$8.26		$10.00

Income From Investment Operations
Net investment income(b)(c)	.03		.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85		(1.76)

Net increase (decrease) in net asset value from operations	.88		(1.69)

Less: Dividends
Dividends from net investment income	– 0	–	(.05)

Net asset value, end of period	$ 9.14		$ 8.26

Total Return
Total investment return based on net asset value(d)	10.65%		(16.84)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25		$22
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.50%		1.50%
Expenses, before waivers/reimbursements(e)	13.19%		20.66%
Net investment income(c)(e)	.67%		.83%
Portfolio turnover rate	45%		93%

See footnote summary on page 50.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2012 (unaudited)		July 6, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 8.28		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04		.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.85		(1.73)

Net increase (decrease) in net asset value from operations	.89		(1.66)

Less: Dividends
Dividends from net investment income	– 0	–	(.06)

Net asset value, end of period	$ 9.17		$ 8.28

Total Return
Total investment return based on net asset value(d)	10.75%		(16.54)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,704		$2,442
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.25%		1.25%
Expenses, before waivers/reimbursements(e)	12.79%		20.36%
Net investment income(c)(e)	.92%		.82%
Portfolio turnover rate	45%		93%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount is less than $ 0.005.

See notes to financial statements.

50	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Laurent Saltiel(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company.
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. Laurent Saltiel.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	51

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Focus 40 Portfolio (the “Portfolio”) at a meeting held on November 6-8, 2012.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

52	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2011 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (July 2011 inception) was not profitable to it in 2011.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients,

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	53

including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Index ex U.S. (Net) (the “Index”), in each case for the 1-year period ended July 31, 2012 and (in the case of comparisons with the Index) the since inception period (July 2011 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, and that it outperformed the Index in the 1-year period and lagged the Index in the since inception period. Based on their review, the directors concluded that the Portfolio’s relative performance in its first year of operations was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a lower rate than the Portfolio’s fee rate, and had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio. As a result, the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee

54	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s current size, its contractual effective advisory fee of 100 basis points was higher than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 2.00% had been waived by the Adviser. The directors noted that as a result of negotiations between the directors and the Adviser the originally proposed fee schedule had been revised and that the breakpoints in the approved fee schedule were lower than the Adviser’s customary level. They took into account the Senior Officer’s recommendation that they continue to monitor the Portfolio’s net asset level and contractual advisory fee, which is higher than the Portfolio’s Expense Group median. The directors noted that the Portfolio’s total expense ratio, which reflected an expense reimbursement agreement between the Portfolio and the Adviser, was higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio’s small asset base of approximately $4 million impacted the Portfolio’s expense ratio. The directors concluded that the Portfolio’s expense ratio was acceptable.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	55

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

56	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein International Focus 40 Portfolio (the “Portfolio”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	It should be noted that the information in the fee summary was completed on October 22, 2012 and presented to the Board of Directors on November 6-8, 2012.

2	Future references to the Fund/Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	The Portfolio commenced operations on July 6, 2011. The approval for the Portfolio is for the period March 9, 2013 through June 30, 2013. This “stub” approval is necessary to align the contract renewal calendar of the Portfolio with that of the other equity funds managed by the Adviser.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	57

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below.

Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Net Assets 9/30/12 ($MM)	Portfolio
100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on the next $1 billion 85 bp on the balance	$3.9	International Focus 40 Portfolio

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $58, 487 (2% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser prior to the Portfolio’s new Prospectus date upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolio, annualized for the most recent fiscal year period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
International Focus 40 Portfolio	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	21.08 27.34 42.04 20.99 20.77 20.48	% % % % % %	June 30

4	Jones v. Harris at 1427.

58	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 In addition to the AllianceBernstein institutional fee schedule, set

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	59

forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2012 net assets:6

Portfolio	Net Assets 9/30/12 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Portfolio Adv. Fee
International Focus 40 Portfolio	$3.9	International Focus 40 Schedule 90 bp on 1st $25 million 70 bp on next $25million 60 bp on next $50million 50 bp on the balance Minimum Acct Size: $25m	0.900%	1.000%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)8 and the Portfolio’s contractual management fee ranking.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

60	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
International Focus 40 Portfolio	1.000	0.908	10/11

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Focus 40 Portfolio	1.551	1.428	10/11	1.438	40/51

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during the calendar year 2011.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

11	Total expense ratio information pertains to the Portfolio’s Class A shares.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	61

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $0, $246 and $149 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $6,059 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability

62	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli12 study on advisory fees and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

12	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.
13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.
14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	63

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of September 30, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings15 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the period ended July 31, 2012.17

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Focus 40 Portfolio
1 year	-10.78	-10.78	-10.93	6/11	26/55

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)18 versus its benchmark.19 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 20

15	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

16	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

17	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

19	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2012.

20	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

64	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

	Periods Ending July 31, 2012 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
International Focus 40 Portfolio	-10.78	-13.90	25.33	0.05	1
MSCI AC World Ex U.S. Net Index	-12.16	-12.89	22.67	0.03	1
Inception Date: July 6, 2011

CONCLUSION:

Based on the factors discussed above and the negotiations between the Directors and the Adviser, the Senior Officer recommended that the Directors continue to monitor the Portfolio’s net asset level and contractual management fee, which is higher than the Lipper EG median. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

66	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

ALLIANCEBERNSTEIN INTERNATIONAL FOCUS 40 PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IF40-0152-1212

SEMI-ANNUAL REPORT

AllianceBernstein Select US Equity Portfolio

December 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed
Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 12, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Select US Equity Portfolio (the “Fund”) for the semi-annual reporting period ended December 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks. AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility.

The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa. The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 30-80 companies. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended December 31, 2012.

For the six- and 12-month periods ended December 31, 2012, Class A

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	1

shares of the Fund outperformed the benchmark, before sales charges, although certain share classes underperformed. During the six-month period stock selection and overweights in cyclical sectors, such as consumer discretionary and technology, contributed most, as did holdings in the energy sector. Holdings in the consumer staples sector and an underweight in the energy sector detracted from relative performance. Performance for the 12-month period benefitted from stock selection in the energy, technology and financials sectors as well as an overweight to the consumer discretionary sector. Adverse stock selection in the industrials and materials sectors, as well as an underweight to the consumer staples sectors detracted from returns.

The Fund utilized derivatives, including total return swaps for investment purposes, which detracted from performance for the 12-month period, and purchased options for hedging purposes, which also detracted from performance for both periods. The Fund did not utilize leverage.

Market Review and Investment Strategy

At the start of 2012, encouraging economic data suggesting that the U.S. economy may be gaining momentum, coupled with supportive actions by the European Central Bank (“ECB”), ignited a relief rally that carried into March. However, the market upturn ended in April, on the return of worries that the euro area was teetering on the brink of disintegration, due to the possible exit of Greece from the common currency union and Spain’s deepening banking crisis. Sector and style leadership shifted, as more defensive sectors, such as consumer staples stocks, led through June, while more economically cyclical sectors, such as capital equipment and consumer cyclicals, led later in the 12-month period. Volatility fell, but market moves lacked conviction and trading volumes were generally low. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and the ECB, boosted market sentiment and led to another rally that extended into the end of the year. The halting nature of the U.S. budget negotiations overshadowed data released in December that suggested the U.S. economy was continuing to gain momentum: contracts for home resales hit a two-and-a-half-year high in November as the nascent housing recovery continued, November industrial production rose notably from a year earlier and December unemployment fell to a four-year low.

The Select US Equity Portfolio Management Team (the “Team”) takes a relatively short term view as it adjusts the Fund’s exposures to navigate changing market environments. Repositioning of the Fund in response to extreme market volatility during the period contributed, in part, to the Fund’s high portfolio turnover rate. The Fund applies a non-dogmatic approach: positions and strategies that are not behaving as expected are quickly adjusted as needed. This dynamic process is rooted in the disciplined fundamental analysis of stocks. The Team optimizes the Fund’s structure using macro insights.

2	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Select US Equity Portfolio Class A	6.91%	16.21%

Class C	6.47%	15.31%

Advisor Class†	7.13%	16.54%

Class R†	6.80%	15.81%

Class K†	6.90%	16.14%

Class I†	6.96%	16.41%

S&P 500 Index	5.95%	16.00%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	16.21%	11.31%
Since Inception*	17.78%	13.10%

Class C Shares
1 Year	15.31%	14.31%
Since Inception*	16.92%	16.92%

Advisor Class Shares†
1 Year	16.54%	16.54%
Since Inception*	18.20%	18.20%

Class R Shares†
1 Year	15.81%	15.81%
Since Inception*	17.48%	17.48%

Class K Shares†
1 Year	16.14%	16.14%
Since Inception*	17.80%	17.80%

Class I Shares†
1 Year	16.41%	16.41%
Since Inception*	18.08%	18.08%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 12.00%, 23.45%, 8.77%, 10.09%, 7.75% and 8.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through December 8, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on estimates.

†

These share classes are offered NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

*	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	11.31%
Since Inception*	13.10%

Class C Shares
1 Year	14.31%
Since Inception*	16.92%

Advisor Class Shares†
1 Year	16.54%
Since Inception*	18.20%

Class R Shares†
1 Year	15.81%
Since Inception*	17.48%

Class K Shares†
1 Year	16.14%
Since Inception*	17.80%

Class I Shares†
1 Year	16.41%
Since Inception*	18.08%

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K, and Class I shares is listed below.

*	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,069.10	$8.34	1.60%
Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000	$1,064.70	$11.97	2.30%
Hypothetical**	$1,000	$1,013.61	$11.67	2.30%
Advisor Class
Actual	$1,000	$1,071.30	$6.79	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class R
Actual	$1,000	$1,068.00	$9.38	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Class K
Actual	$1,000	$1,069.00	$8.08	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class I
Actual	$1,000	$1,069.60	$6.78	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
*	Expenses are equal to the classes’ annualized expense ratios respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $30.8

TEN LARGEST HOLDINGS**

December 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Wells Fargo & Co.	$1,202,623	3.9%
Kinder Morgan, Inc./Delaware	864,560	2.8
Johnson & Johnson	852,836	2.8
Berkshire Hathaway, Inc.	819,320	2.7
Pfizer, Inc.	778,935	2.5
Comcast Corp. – Class A	775,934	2.5
Apple, Inc.	700,934	2.3
International Business Machines Corp.	659,123	2.1
Danaher Corp.	658,614	2.1
Verizon Communications, Inc.	638,362	2.1
	$7,951,241	25.8%

*	All data are as of December 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Common Stocks.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 91.7%
Consumer Discretionary – 20.0%
Automobiles – 1.7%
General Motors Co.(a)	17,911	$516,374

Hotels, Restaurants & Leisure – 2.3%
Bloomin' Brands, Inc.(a)	13,183	206,182
Starbucks Corp.	9,143	490,248

		696,430

Household Durables – 1.9%
Toll Brothers, Inc.(a)	8,811	284,860
Whirlpool Corp.	2,952	300,366

		585,226

Internet & Catalog Retail – 1.2%
NetFlix, Inc.(a)	3,986	369,821

Leisure Equipment & Products – 1.4%
Mattel, Inc.	11,847	433,837

Media – 8.7%
Comcast Corp. – Class A	20,758	775,934
DISH Network Corp. – Class A	8,484	308,818
Lamar Advertising Co.(a)	8,697	337,009
Liberty Media Corp. – Liberty Capital(a)	3,256	377,729
Madison Square Garden, Inc.(a)	5,664	251,198
Time Warner, Inc.	12,781	611,315

		2,662,003

Specialty Retail – 1.7%
Home Depot, Inc. (The)	8,544	528,446

Textiles, Apparel & Luxury Goods – 1.1%
PVH Corp.	3,120	346,351

		6,138,488

Financials – 15.8%
Capital Markets – 2.0%
Goldman Sachs Group, Inc. (The)	4,962	632,953

Commercial Banks – 5.4%
US Bancorp	14,061	449,108
Wells Fargo & Co.	35,185	1,202,623

		1,651,731

Diversified Financial Services – 4.6%
Bank of America Corp.	31,664	367,302
Citigroup, Inc.	11,615	459,490
JPMorgan Chase & Co.	13,171	579,129

		1,405,921

Insurance – 2.7%
Berkshire Hathaway, Inc.(a)	9,134	819,320

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Investment Trusts (REITs) – 1.1%
American Tower Corp.	4,399	$339,911

		4,849,836

Information Technology – 12.3%
Communications Equipment – 3.0%
Cisco Systems, Inc.	26,632	523,319
QUALCOMM, Inc.	6,439	399,347

		922,666

Computers & Peripherals – 2.3%
Apple, Inc.	1,315	700,934

Internet Software & Services – 3.5%
eBay, Inc.(a)	8,208	418,772
Facebook, Inc.(a)	10,761	286,565
Google, Inc. – Class A(a)	550	390,154

		1,095,491

IT Services – 2.1%
International Business Machines Corp.	3,441	659,123

Software – 1.4%
Oracle Corp.	12,584	419,299

		3,797,513

Consumer Staples – 10.9%
Beverages – 1.8%
Coca-Cola Co. (The)	15,429	559,301

Food & Staples Retailing – 3.0%
CVS Caremark Corp.	8,580	414,843
Wal-Mart Stores, Inc.	7,644	521,550

		936,393

Food Products – 3.2%
ConAgra Foods, Inc.	18,599	548,671
Kraft Foods Group, Inc.	9,460	430,146

		978,817

Household Products – 1.7%
Procter & Gamble Co. (The)	7,869	534,226

Tobacco – 1.2%
Philip Morris International, Inc.	4,256	355,972

		3,364,709

Industrials – 10.8%
Aerospace & Defense – 1.0%
Boeing Co. (The)	4,251	320,355

Building Products – 1.4%
Owens Corning(a)	11,705	432,968

Electrical Equipment – 1.4%
Eaton Corp. PLC	7,758	420,484

10	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 4.0%
Danaher Corp.	11,782	$658,614
General Electric Co.	26,514	556,529

		1,215,143

Machinery – 1.5%
Joy Global, Inc.	7,275	463,999

Road & Rail – 1.5%
Union Pacific Corp.	3,686	463,404

		3,316,353

Energy – 9.0%
Oil, Gas & Consumable Fuels – 9.0%
Chevron Corp.	5,422	586,335
EOG Resources, Inc.	3,176	383,629
Exxon Mobil Corp.	6,665	576,856
Kinder Morgan, Inc./Delaware	24,471	864,560
Valero Energy Corp.	10,782	367,882

		2,779,262

Health Care – 6.9%
Health Care Providers & Services – 1.1%
Express Scripts Holding Co.(a)	6,410	346,140

Pharmaceuticals – 5.8%
Johnson & Johnson	12,166	852,836
Pfizer, Inc.	31,058	778,935
Watson Pharmaceuticals, Inc.(a)	1,620	139,320

		1,771,091

		2,117,231

Telecommunication Services – 3.3%
Diversified Telecommunication Services – 2.1%
Verizon Communications, Inc.	14,753	638,362

Wireless Telecommunication Services – 1.2%
SBA Communications Corp. – Class A(a)	5,138	364,901

		1,003,263

Utilities – 1.4%
Multi-Utilities – 1.4%
DTE Energy Co.	7,153	429,538

Materials – 1.3%
Metals & Mining – 1.3%
Freeport-McMoRan Copper & Gold, Inc.	11,480	392,616

Total Common Stocks (cost $26,376,735)		28,188,809

INVESTMENT COMPANIES – 3.5%
Funds and Investment Trusts – 3.5%
Market Vectors Oil Service ETF	12,940	500,519
Health Care Select Sector SPDR Fund	14,561	581,712

Total Investment Companies (cost $1,044,320)		1,082,231

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 7.9%
Investment Companies – 7.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(b) (cost $2,431,112)	2,431,112	$2,431,112

Total Investments – 103.1% (cost $29,852,167)		31,702,152
Other assets less liabilities – (3.1)%		(939,091)

Net Assets – 100.0%		$30,763,061

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

12	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $27,421,055)	$29,271,040
Affiliated issuers (cost $2,431,112)	2,431,112
Receivable for investment securities sold	1,396,131
Receivable from Adviser	66,006
Dividends receivable	26,518
Receivable for capital stock sold	3,424

Total assets	33,194,231

Liabilities
Payable for investment securities purchased	2,318,968
Offering expenses payable	3,804
Transfer Agent fee payable	3,194
Distribution fee payable	243
Accrued expenses and other liabilities	104,961

Total liabilities	2,431,170

Net Assets	$30,763,061

Composition of Net Assets
Capital stock, at par	$5,337
Additional paid-in capital	29,499,861
Distributions in excess of net investment income	(43,324)
Accumulated net realized loss on investment	(548,798)
Net unrealized appreciation of investments	1,849,985

$30,763,061

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$269,853	23,325	$11.57	*

C	$33,674	2,933	$11.48

Advisor	$19,661,935	1,701,381	$11.56

R	$11,538	1,006	$11.47

K	$745,924	65,080	$11.46

I	$10,040,137	875,006	$11.47

*	The maximum offering price per share for Class A shares was $12.08, which reflects a sales charge 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$215,722
Affiliated issuers	992	$216,714

Expenses
Advisory fee (see Note B)	116,239
Distribution fee—Class A	343
Distribution fee—Class C	145
Distribution fee—Class R	29
Distribution fee—Class K	812
Transfer agency—Class A	186
Transfer agency—Class C	23
Transfer agency—Advisor Class	9,374
Transfer agency—Class R	4
Transfer agency—Class K	162
Transfer agency—Class I	1,015
Custodian	109,053
Amortization of offering expenses	87,806
Registration fees	63,011
Administrative	25,446
Legal	17,942
Audit	12,304
Printing	10,073
Directors' fees	2,785
Miscellaneous	10,175

Total expenses	466,927
Less: expenses waived and reimbursed by the Adviser (see Note B)	(314,487)

Net expenses		152,440

Net investment income		64,274

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		564,834
Net change in unrealized appreciation of:
Investments		766,674

Net gain on investment and foreign currency transactions		1,331,508

Net Increase in Net Assets from Operations		$1,395,782

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2012 (unaudited)	December 8, 2011(a) to June 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$64,274	$34,659
Net realized gain (loss) on investment transactions	564,834	(365,770)
Net change in unrealized appreciation/depreciation of investments	766,674	1,083,311

Net increase in net assets from operations	1,395,782	761,200
Dividends and Distributions to Shareholders from
Net investment income
Class A	(36)	– 0	–
Advisor Class	(77,203)	– 0	–
Class R	(4)	(57)
Class K	(2,937)	(58)
Class I	(55,000)	(13,817)
Net realized gain on investment transactions
Class A	(7,491)	– 0	–
Class C	(952)	– 0	–
Advisor Class	(446,965)	– 0	–
Class R	(332)	– 0	–
Class K	(20,796)	– 0	–
Class I	(281,393)	– 0	–
Capital Stock Transactions
Net increase	11,056,996	18,456,124

Total increase	11,559,669	19,203,392
Net Assets
Beginning of period	19,203,392	– 0	–

End of period (including distributions in excess of net investment income of $ (43,324) and undistributed net investment income of $ 27,582, respectively)	$30,763,061	$19,203,392

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio and AllianceBernstein Dynamic All Market Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Dynamic All Market Portfolio commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select U.S. Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Select US Equity Portfolio (the “Fund”). The Fund commenced operations on December 8, 2011. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of December 31, 2012, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts

16	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	17

Notes to Financial Statements

fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

18	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2012:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$28,188,809		$	– 0	–	$	– 0	–	$28,188,809
Investment Companies	1,082,231			– 0	–		– 0	–	1,082,231
Short-Term Investments	2,431,112			– 0	–		– 0	–	2,431,112

Total Investments in Securities	31,702,152			– 0	–		– 0	–	31,702,152
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$31,702,152		$	– 0	–	$	– 0	–	$31,702,152

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	19

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

20	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $200,146 were deferred and amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60%, 2.30%, 1.30%, 1.80%, 1.55%, and 1.30% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 8, 2014. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before December 8, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before December 8, 2014. For the six months ended December 31, 2012, such waiver/reimbursement amounted to $289,041, which is subject to repayment, not to exceed the amount of offering expenses.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	21

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2012, the Adviser voluntarily waived fees in the amount of $25,446.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $9,000 for the six months ended December 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $50 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemption by shareholders of Class C shares for the six months ended December 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2012 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$ 818	$12,163	$10,550	$2,431	$1

Brokerage commissions paid on investment transactions for the six months ended December 31, 2012 amounted to $87,880, of which $15 and $0 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares.

22	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $492 and $354 for Class C and Class R shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2012, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$76,268,161		$66,562,433
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$1,906,356
Gross unrealized depreciation	(56,371)

Net unrealized appreciation	$1,849,985

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	23

Notes to Financial Statements

a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended December 31, 2012, the Fund held purchased options for hedging purposes.

The effect of derivative instruments on the statement of operations for the six months ended December 31, 2012:

Derivative Type	Location of Loss on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$(1,650)	$	– 0	–

Total		$(1,650)	$	– 0	–

24	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the six months ended December 31, 2012.

Purchased Options Contracts:

Average monthly cost.	$1,650	(a)

(a)	Positions were open one month during the six month period.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2012 (unaudited)	December 8, 2011(a) to June 30, 2012		Six Months Ended December 31, 2012 (unaudited)	December 8, 2011(a) to June 30, 2012

Class A
Shares sold	8,423	16,390		$98,442	$183,131

Shares issued in reinvestment of dividends and distributions	618	– 0	–	7,196	– 0	–

Shares redeemed	(2,106)	– 0	–	(24,710)	– 0	–

Net increase	6,935	16,390		$80,928	$183,131

Class C
Shares sold	1,222	1,663		$13,934	$17,502

Shares issued in reinvestment of dividends	48	– 0	–	549	– 0	–

Net increase	1,270	1,663		$14,483	$17,502

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	25

Notes to Financial Statements

	Shares				Amount
	Six Months Ended December 31, 2012 (unaudited)		December 8, 2011(a) to June 30, 2012		Six Months Ended December 31, 2012 (unaudited)			December 8, 2011(a) to June 30, 2012

Advisor Class
Shares sold	924,809		737,183			$10,847,557		$7,896,148

Shares issued in reinvestment of dividends and distributions	44,464		– 0	–		516,672		– 0	–

Shares redeemed	(5,062)		(13)			(58,302)		(145)

Net increase	964,211		737,170			$11,305,927		$7,896,003

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Shares issued in reinvestment of dividends and distributions	– 0	–	6			– 0	–	57

Net increase	– 0	–	1,006		$	– 0	–	$10,059

Class K
Shares sold	20,059		43,446			$232,097		$488,344

Shares issued in reinvestment of dividends and distributions	2,025		6			23,354		58

Shares redeemed	(456)		– 0	–		(5,434)		– 0	–

Net increase	21,628		43,452			$250,017		$488,402

Class I
Shares sold	38,398		926,668			$454,985		$9,847,210

Shares issued in reinvestment of dividends and distributions	22,301		1,364			257,352		13,817

Shares redeemed	(113,725)		– 0	–		(1,306,696)		– 0	–

Net increase (decrease)	(53,026)		928,032			$(594,359)		$9,861,027

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk—The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of

26	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2013 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the period ended June 30, 2012 were as follows:

2012
Distributions paid from:
Ordinary income	$13,932

Total distributions paid	$13,932

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$155,910
Unrealized appreciation/(depreciation)	603,745	(a)

Total accumulated earnings/(deficit)	$759,655	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. Post-enactment

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	27

Notes to Financial Statements

capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of December 31, 2012, the Fund did not have any capital loss carryforwards.

NOTE H

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2012 (unaudited)		December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.13		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01		.02
Net realized and unrealized gain on investment and foreign currency transactions	.76		1.11

Net increase in net asset value from operations	.77		1.13

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(f)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.33)		– 0	–

Total dividends and distributions	(.33)		– 0	–

Net asset value, end of period	$ 11.57		$ 11.13

Total Return
Total investment return based on net asset value(d)	6.91%		11.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$270		$182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60%		1.60%
Expenses, before waivers/reimbursements(e)	4.38%		12.00%
Net investment income(c)	.24%		.36%
Portfolio turnover rate	303%		269%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	29

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2012 (unaudited)	December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.09	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.02)	(.03)
Net realized and unrealized gain on investment and foreign currency transactions	.74	1.12

Net increase in net asset value from operations	.72	1.09

Less Distributions:
Distributions from net realized gain on investment and foreign currency transactions	(.33)	– 0	–

Net asset value, end of period	$ 11.48	$ 11.09

Total Return
Total investment return based on net asset value(d)	6.47%	10.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$34	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.30%	2.30%
Expenses, before waivers/reimbursements(e)	5.05%	23.45%
Net investment loss(c)	(.39)%	(.48)%
Portfolio turnover rate	303%	269%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2012 (unaudited)	December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.15	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03	.07
Net realized and unrealized gain on investment and foreign currency transactions	.77	1.08

Net increase in net asset value from operations	.80	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.33)	– 0	–

Total dividends and distributions	(.39)	– 0	–

Net asset value, end of period	$ 11.56	$ 11.15

Total Return
Total investment return based on net asset value(d)	7.13%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$19,662	$8,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.30%	1.30%
Expenses, before waivers/reimbursements(e)	4.08%	8.77%
Net investment income(c)	.58%	1.21%
Portfolio turnover rate	303%	269%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2012 (unaudited)		December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.05		$ 10.00

Income From Investment Operations
Net investment income(b)(c)(f)	.00		(.00)
Net realized and unrealized gain on investment and foreign currency transactions	.75		1.11

Net increase in net asset value from operations	.75		1.11

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(f)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.33)		– 0	–

Total dividends and distributions	(.33)		(.06)

Net asset value, end of period	$ 11.47		$ 11.05

Total Return
Total investment return based on net asset value(d)	6.80%		11.12%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$12		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.80%		1.80%
Expenses, before waivers/reimbursements(e)	4.45%		10.09%
Net investment income(c)	.04%		(.00	)%(g)
Portfolio turnover rate	303%		269%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2012 (unaudited)	December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02	.03
Net realized and unrealized gain on investment and foreign currency transactions	.75	1.10

Net increase in net asset value from operations	.77	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.33)	– 0	–

Total dividends and distributions	(.38)	(.06)

Net asset value, end of period	$ 11.46	$ 11.07

Total Return
Total investment return based on net asset value(d)	6.90%	11.33%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$746	$481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.55%	1.55%
Expenses, before waivers/reimbursements(e)	4.20%	7.75%
Net investment income(c)	.31%	.51%
Portfolio turnover rate	303%	269%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	33

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2012 (unaudited)	December 8, 2011(a) to June 30, 2012

Net asset value, beginning of period	$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03	.04
Net realized and unrealized gain on investment and foreign currency transactions	.74	1.11

Net increase in net asset value from operations	.77	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.33)	– 0	–

Total dividends and distributions	(.39)	(.06)

Net asset value, end of period	$ 11.47	$ 11.09

Total Return
Total investment return based on net asset value(d)	6.96%	11.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,040	$10,288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.30%	1.30%
Expenses, before waivers/reimbursements(e)	3.92%	8.25%
Net investment income(c)	.55%	.58%
Portfolio turnover rate	303%	269%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Amount less than $0.005.

(g)	Amount less than 0.005%.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Mr. Kurt A. Feuerman is the investment professional primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s Portfolio.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	35

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities of U.S. companies. The Portfolio’s investments will be focused on securities of companies with medium and large market capitalizations, although it will be permitted to invest in exchange-traded, small-cap companies. Under normal circumstances, the Portfolio’s holdings will include between 25-75 companies and investments in non-U.S. companies will be limited to a maximum of 10% of the Portfolio’s net assets. The Portfolio may purchase securities in initial public offerings and may engage in relatively frequent trading. The Portfolio may also utilize derivatives, including swaps, and invest a portion of its assets in shares of ETFs. The Adviser proposed the S&P 500 Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper to place the Portfolio in its Large Cap Core category and Morningstar to place Portfolio in its Large Cap Blend category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	It should be noted that the information in the fee evaluation was completed on September 8, 2011 and discussed with the Board of Directors on September 21, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

36	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 U.S. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio	Portfolio
100 bp (flat)	Select US Equity Portfolio

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	37

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[3]	Fiscal Year End
Select US Equity Portfolio[4]	Advisor	0.90%	1.18%	June 30
	Class A	1.60%	1.88%
	Class C	2.30%	2.58%
	Class R	1.10%	1.38%
	Class K	1.55%	1.83%
	Class I	0.90%	1.18%
	Class1	1.55%	1.83%
	Class2	0.90%	1.18%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant

3	The expense ratios shown are based on an initial estimate of each Portfolio’s net assets at $100 million.

4	Excludes fees and expenses of ETFs.

38	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a substantially similar investment style as the Portfolio.

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”). The NYAG related advisory fee schedules of the AllianceBernstein Mutual Funds are based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule. Set forth below is the category advisory fee schedule applicable to the Portfolio and the effective fee of the Portfolio had the category fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on an initial estimate of the Portfolio’s net assets at $100 million:

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Select US Equity Portfolio	Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	0.650	1.000

The Adviser manages a Delaware limited liability company, AllianceBernstein Select Equity LLC (“Select Equity LLC”), and a British Virgin Islands entity, AllianceBernstein Select Equity LP (“Select Equity LP”), that each serve as a feeder to the same master fund. These private funds have a substantially similar investment strategy as the Portfolio.

Portfolio	Private Funds	Advisory Fee Schedule	Private Funds Effective Fee (%)
Select US Equity Portfolio	Select Equity LLC/ Select Equity LP	Advisory fee for shareholders investing less than $50M: 1.50%	1.500
		Advisory fee for shareholders investing at least $50M: 1.00%	1.000

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	39

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser is in the process of establishing a Luxembourg fund, which will have a substantially similar investment strategy as the Portfolio. Set forth below is the advisory fee contemplated for the Luxembourg fund:

Portfolio	Luxembourg Fund	Fee (%)[6]
Select US Equity Portfolio	Select Equity UCITs Class A	1.800 (includes distribution costs)

The Adviser has represented that it does not sub-advise any registered investment companies with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee to the median of the Portfolio’s Lipper Expense Group (“EG”)8 at an initial estimate of the Portfolio’s net assets at $100 million.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The distribution cost for the Class A shares of a Luxembourg fund managed by the Adviser is generally 0.80%.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “[t]hese comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

40	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio	Contractual Management Fee (%)[10]	Lipper Exp. Group Median (%)	Rank
Select US Equity Portfolio	1.000	0.779	14/16

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Select US Equity Portfolio	1.600	1.300	15/16	1.207	139/154

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Projected total expense ratio information, based on an initial net asset estimate of $100 million, pertains to the Portfolio’s Class A shares.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	41

common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

After the Portfolio commences operations, it may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio will be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

42	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $456 billion as of July 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

14	The Deli study was originally published in 2002 based on 1997 data.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	43

CONCLUSION:

Based on the factors discussed above, the Senior Officer recommended that the Directors consider asking the Adviser to reduce the proposed advisory fee, add breakpoints to the Portfolio’s advisory fee schedule, and address the Portfolio’s high total expenses. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: October 17, 2011

44	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	45

AllianceBernstein Family of Funds

NOTES

46	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	47

NOTES

48	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	49

NOTES

50	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	51

NOTES

52	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

USE-0152-1212

SEMI-ANNUAL REPORT

AllianceBernstein Select US Long/Short Portfolio

December 31, 2012

Semi-Annual Report

February 13, 2013

Semi-Annual Report

A discussion of the Fund’s investment performance is not included in this Semi-Annual Report since the Fund only recently commenced operations on December 12, 2012. A discussion of the Fund’s investment performance will be included in its upcoming Annual Report to Shareholders. AllianceBernstein L.P. would like to thank you for your interest and investment in the Fund.

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 12, 2012+	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.00	$1.23	2.25%
Hypothetical**	$1,000	$1,013.86	$11.42	2.25%
Class C
Actual	$1,000	$1,000.00	$1.62	2.95%
Hypothetical**	$1,000	$1,010.33	$14.95	2.95%
Advisor Class
Actual	$1,000	$1,001.00	$1.07	1.95%
Hypothetical**	$1,000	$1,001.67	$9.84	1.95%
Class R
Actual	$1,000	$1,000.00	$1.34	2.45%
Hypothetical**	$1,000	$1,001.40	$12.36	2.45%
Class K
Actual	$1,000	$1,001.00	$1.21	2.20%
Hypothetical**	$1,000	$1,001.53	$11.10	2.20%
Class I
Actual	$1,000	$1,001.00	$1.07	1.95%
Hypothetical**	$1,000	$1,001.67	$9.84	1.95%

+	Commencement of operations.

*	Actual expenses paid are based on the period from December 12, 2012 (commencement of operations) and are equal to the Fund’s annualized expense ratios, multiplied by 20/365 (to reflect the since inception period). Hypothetical expenses are equal to the Fund’s annualized ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	1

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $25.1

SECTOR BREAKDOWN*

	Long	Short

Consumer Discretionary	14.0%	-1.0%
Consumer Staples	5.5	—
Energy	5.2	—
Financials	8.3	—
Funds and Investment Trusts	1.8	-3.8
Health Care	3.4	—
Industrials	5.4	—
Information Technology	7.1	—
Materials	0.6	—
Telecommunication Services	1.6	—
Utilities	0.7	—

TEN LARGEST HOLDINGS*

Long

Company

Wells Fargo & Co.	2.0%
Kinder Morgan, Inc./Delaware	1.4
Johnson & Johnson	1.4
Berkshire Hathaway, Inc.	1.3
Pfizer, Inc.	1.3
Comcast Corp.	1.2
Apple, Inc.	1.1
Danaher Corp.	1.1
International Business Machines Corp.	1.0
Verizon Communications, Inc.	1.0

Short

Company

SPDR S&P 500 ETF Trust	-1.4%
iShares Russell 2000 Index Fund	-0.7
CurrencyShares Japanese Yen ETF	-0.6
CurrencyShares Euro ETF	-0.6
Financial Select Sector SPDR Fund	-0.5
Charter Communications, Inc.	-0.1
Omnicom Group, Inc.	-0.1
Scripps Networks Interactive, Inc.	-0.1
GameStop Corp.	-0.1
DIRECTV	-0.1

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are abased on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 51.8%
Consumer Discretionary – 14.0%
Automobiles – 0.8%
General Motors Co.(a)	7,343	$211,699

Hotels, Restaurants & Leisure – 1.9%
Bloomin’ Brands, Inc.(a)	6,515	101,895
Multimedia Games Holding Co., Inc.(a)	4,406	64,812
Royal Caribbean Cruises Ltd.	1,318	44,812
Starbucks Corp.	3,683	197,482
Wynn Resorts Ltd.	512	57,595

		466,596

Household Durables – 1.4%
Mohawk Industries, Inc.(a)	1,211	109,559
Toll Brothers, Inc.(a)	3,615	116,873
Whirlpool Corp.	1,193	121,388

		347,820

Internet & Catalog Retail – 1.0%
Amazon.com, Inc.(a)	347	87,145
NetFlix, Inc.(a)	1,615	149,840

		236,985

Leisure Equipment & Products – 0.7%
Mattel, Inc.	4,816	176,362

Media – 6.6%
Comcast Corp. – Class A	8,366	312,721
Discovery Communications, Inc. – Class A(a)	1,621	102,901
DISH Network Corp. – Class A	3,430	124,852
Lamar Advertising Co.(a)	3,504	135,780
Liberty Media Corp. – Liberty Capital(a)	1,315	152,553
Lions Gate Entertainment Corp.(a)	4,543	74,505
Madison Square Garden, Inc.(a)	2,295	101,783
New York Times Co. (The) – Class A(a)	1,910	16,292
Regal Entertainment Group – Class A	5,656	78,901
Sirius XM Radio, Inc.	9,680	27,975
Sky Deutschland AG(a)	17,697	98,143
Time Warner, Inc.	5,157	246,660
Viacom, Inc.	1,357	73,645
Walt Disney Co. (The)	2,417	120,343

		1,667,054

Specialty Retail – 0.9%
Home Depot, Inc. (The)	3,466	214,372

Textiles, Apparel & Luxury Goods – 0.7%
Michael Kors Holdings Ltd.(a)	823	41,998
PVH Corp.	1,260	139,872

		181,870

		3,502,758

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	3

Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 8.3%
Capital Markets – 1.0%
Goldman Sachs Group, Inc. (The)	2,004	$255,630

Commercial Banks – 2.7%
US Bancorp	5,665	180,940
Wells Fargo & Co.	14,446	493,764

		674,704

Diversified Financial Services – 2.3%
Bank of America Corp.	12,995	150,742
Citigroup, Inc.	4,692	185,616
JPMorgan Chase & Co.	5,468	240,428

		576,786

Insurance – 1.3%
Berkshire Hathaway, Inc.(a)	3,687	330,724

Real Estate Investment Trusts (REITs) – 0.6%
American Tower Corp.	1,772	136,922

Real Estate Management & Development – 0.4%
Realogy Holdings Corp.(a)	2,431	102,005

		2,076,771

Information Technology – 7.1%
Communications Equipment – 1.5%
Cisco Systems, Inc.	10,766	211,552
QUALCOMM, Inc.	2,602	161,376

		372,928

Computers & Peripherals – 1.1%
Apple, Inc.	539	287,303

Internet Software & Services – 2.0%
eBay, Inc.(a)	3,314	169,080
Facebook, Inc.(a)	4,398	117,119
Google, Inc. – Class A(a)	223	158,190
OpenTable, Inc.(a)	670	32,696
Sina Corp.(a)	570	28,625

		505,710

IT Services – 1.0%
International Business Machines Corp.	1,347	258,018

Software – 1.5%
Electronic Arts, Inc.(a)	936	13,600
Microsoft Corp.	1,675	44,773
Oracle Corp.	5,129	170,898
Take-Two Interactive Software, Inc.(a)	3,405	37,489
TiVo, Inc.(a)	7,672	94,519
UBISOFT Entertainment(a)	748	7,878

		369,157

		1,793,116

4	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 5.5%
Beverages – 0.9%
Coca-Cola Co. (The)	6,258	$226,853

Food & Staples Retailing – 1.5%
CVS Caremark Corp.	3,520	170,192
Wal-Mart Stores, Inc.	3,140	214,242

		384,434

Food Products – 1.6%
ConAgra Foods, Inc.	7,577	223,522
Kraft Foods Group, Inc.	3,820	173,695

		397,217

Household Products – 0.9%
Procter & Gamble Co. (The)	3,172	215,347

Tobacco – 0.6%
Philip Morris International, Inc.	1,731	144,781

		1,368,632

Industrials – 5.4%
Aerospace & Defense – 0.5%
Boeing Co. (The)	1,714	129,167

Building Products – 0.7%
Owens Corning(a)	4,826	178,514

Electrical Equipment – 0.7%
Eaton Corp. PLC	3,126	169,429

Industrial Conglomerates – 2.0%
Danaher Corp.	4,832	270,109
General Electric Co.	10,798	226,650

		496,759

Machinery – 0.8%
Joy Global, Inc.	2,952	188,278

Road & Rail – 0.7%
Union Pacific Corp.	1,490	187,323

		1,349,470

Energy – 5.2%
Energy Equipment & Services – 0.2%
National Oilwell Varco, Inc.	621	42,445

Oil, Gas & Consumable Fuels – 5.0%
Chevron Corp.	2,196	237,475
EOG Resources, Inc.	1,285	155,215
Exxon Mobil Corp.	2,689	232,733
Golar LNG Partners LP	4,957	147,967
Kinder Morgan, Inc./Delaware	9,862	348,425
Valero Energy Corp.	4,343	148,183

		1,269,998

		1,312,443

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	5

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 3.4%
Health Care Providers & Services – 0.6%
Express Scripts Holding Co.(a)	2,634	$142,236

Pharmaceuticals – 2.8%
Johnson & Johnson	4,900	343,490
Pfizer, Inc.	12,516	313,901
Watson Pharmaceuticals, Inc.(a)	658	56,588

		713,979

		856,215

Telecommunication Services – 1.6%
Diversified Telecommunication Services – 1.0%
Verizon Communications, Inc.	5,945	257,240

Wireless Telecommunication Services – 0.6%
SBA Communications Corp. – Class A(a)	2,071	147,083

		404,323

Utilities – 0.7%
Multi-Utilities – 0.7%
DTE Energy Co.	2,882	173,064

Materials – 0.6%
Metals & Mining – 0.6%
Freeport-McMoRan Copper & Gold, Inc.	4,636	158,551

Total Common Stocks (cost $12,918,031)		12,995,343

INVESTMENT COMPANIES – 1.8%
Funds and Investment Trusts – 1.8%
Health Care Select Sector SPDR Fund	5,876	234,746
Market Vectors Oil Service ETF	5,238	202,606

Total Investment Companies (cost $444,349)		437,352

	Contracts
OPTIONS PURCHASED - CALLS – 0.0%
Options on Equities – 0.0%
Dish Network Corp. Expiration: Mar 2013, Exercise Price: $ 35.00(a)(b)	6	2,040
Qihoo 360 Technology Co., Ltd. Expiration: Mar 2013, Exercise Price: $ 25.00(a)(b)	7	3,955
Qihoo 360 Technology Co., Ltd. Expiration: Mar 2013, Exercise Price: $ 22.00(a)(b)	4	3,180

Total Options Purchased – Calls (cost $5,402)		9,175

6	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED - PUTS – 0.0%
Options on Equities – 0.0%
Hasbro, Inc. Expiration: Apr 2013, Exercise Price: $ 40.00(a)(b) (cost $3,171)	7	$3,290

	Shares
SHORT-TERM INVESTMENTS – 49.0%
Investment Companies – 49.0%
AllianceBernstein Fixed-Income Shares Inc. – Government STIF Portfolio, 0.15%(c) (cost $12,306,936)	12,306,936	12,306,936

Total Investments Before Securities Sold – 102.6% (cost $25,677,889)		25,752,096

SECURITIES SOLD SHORT – (4.8)%
INVESTMENT COMPANIES – (3.8)%
Funds and Investment Trusts – (3.8)%
CurrencyShares Euro ETF(a)	(1,051)	(137,639)
CurrencyShares Japanese Yen ETF(a)	(1,244)	(140,609)
Financial Select Sector SPDR Fund	(7,813)	(128,133)
iShares Russell 2000 Index Fund	(2,051)	(172,879)
SPDR S&P 500 ETF Trust	(2,500)	(356,300)

Total Investment Companies (proceeds $931,896)		(935,560)

COMMON STOCKS – (1.0)%
Consumer Discretionary – (1.0)%
Hotels, Restaurants & Leisure – (0.2)%
Bally Technologies, Inc.(a)	(358)	(16,006)
International Speedway Corp.	(427)	(11,794)
MGM Resorts International(a)	(491)	(5,715)
SHFL Entertainment, Inc.(a)	(449)	(6,510)
WMS Industries, Inc.(a)	(539)	(9,433)

		(49,458)

Media – (0.7)%
Charter Communications, Inc.(a)	(452)	(34,460)
Cinemark Holdings, Inc.	(673)	(17,485)
DIRECTV(a)	(443)	(22,221)
Imax Corp.(a)	(455)	(10,228)
News Corp. – Class A	(714)	(18,236)
Omnicom Group, Inc.	(649)	(32,424)
Pinnacle Entertainment, Inc.(a)	(329)	(5,208)
Scripps Networks Interactive, Inc. – Class A	(522)	(30,234)

		(170,496)

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	7

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – (0.1)%
GameStop Corp. – Class A	(997)	$(25,015)

		(244,969)

Information Technology – 0.0%
Communications Equipment – 0.0%
Baidu, Inc. (Sponsored ADR)(a)	(50)	(5,015)

Electronic Equipment, Instruments & Components – 0.0%
RealD, Inc.(a)	(424)	(4,753)

		(9,768)

Total Common Stocks (proceeds $249,528)		(254,737)

Total Securities Sold Short (proceeds $1,181,424)		(1,190,297)

Total Investments, Net of Securities Sold Short – 97.8% (cost $24,496,465)		24,561,799
Other assets less liabilities – 2.2%		546,015

Net Assets – 100.0%		$25,107,814

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
Scripps Networks Interactive, Inc.(b) (premium received $2,142)	6	$60.00	March 2013	$(2,490)

(a)	Non-income producing security.

(b)	One contract relates to 100 shares.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

8	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $13,370,953)	$13,445,160
Affiliated issuers (cost $12,306,936)	12,306,936
Cash	35
Receivable for investment securities sold and foreign currency transactions	1,532,771
Deposit at broker for securities sold short	657,253
Unamortized offering expense	166,076
Receivable due from Adviser	14,455
Dividends receivable	10,967

Total assets	28,133,653

Liabilities
Options written, at value (premiums received $2,142)	2,490
Payable for investment securities purchased	1,624,911
Payable for securities sold short, at value (proceeds received $1,181,424)	1,190,297
Offering cost payable	175,196
Dividends payable	3,674
Transfer Agent fee payable	1,496
Distribution fee payable	10
Accrued expenses	27,765

Total liabilities	3,025,839

Net Assets	$25,107,814

Composition of Net Assets
Capital stock, at par	$5,018
Additional paid-in capital	25,084,396
Accumulated net investment loss	(14,342)
Accumulated net realized loss on investment and foreign currency transactions	(32,244)
Net unrealized appreciation on investments	64,986

$25,107,814

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.002 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,010	1,000.30	$10.01	*

C	$10,005	1,000.20	$10.00

Advisor	$99,323	9,923	$10.01

R	$10,007	1,000.20	$10.00

K	$10,008	1,000	$10.01

I	$24,968,461	2,495,000	$10.01

*	The maximum offering price per share for Class A shares was $10.45 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	9

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 12, 2012(a) to December 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$13,675
Affiliated issuers	1,093	$14,768

Expenses
Advisory fee (see Note B)	22,166
Distribution fee—Class A	2
Distribution fee—Class C	5
Distribution fee—Class R	3
Distribution fee—Class K	1
Transfer agency—Class A	286
Transfer agency—Class C	286
Transfer agency—Advisor Class	682
Transfer agency—Class R	1
Transfer agency—Class I	260
Administrative	23,492
Custodian	14,160
Amortization of offering expenses	9,120
Registration fees	4,750
Audit	3,306
Directors’ fees	2,755
Legal	2,090
Printing	1,767
Miscellaneous	418

Total expenses before expenses on securities sold short	85,550
Dividend expense	3,674

Total expenses	89,224
Less: expenses waived/reimbursed by the Adviser and Distributor (see Notes B and C)	(60,114)

Net expenses		29,110

Net investment loss		(14,342)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(24,430)
Securities sold short		(6,889)
Options written		(86)
Foreign currency transactions		(839)
Net change in unrealized appreciation/depreciation of:
Investments		74,207
Securities sold short		(8,873)
Options written		(348)

Net gain on investment and foreign currency transactions		32,742

Net Increase in Net Assets from Operations		$18,400

(a)	Commencement of operations.

See notes to financial statements.

10	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	December 12, 2012(a) to December 31, 2012 (unaudited)
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(14,342)
Net realized loss on investment and foreign currency transactions	(32,244)
Net change in unrealized appreciation/depreciation of investments	64,986

Net increase in net assets from operations	18,400
Capital Stock Transactions
Net increase	25,089,414

Total increase	25,107,814
Net Assets
Beginning of period	– 0	–

End of period (including accumulated net investment loss of ($14,342))	$25,107,814

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	11

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eleven portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select US Long/Short Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select US Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Select US Long/Short Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of December 31, 2012, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares being offered have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in con-

12	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

formity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	13

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

14	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2012:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$3,404,615		$98,143		$	– 0	–	$3,502,758
Financials	2,076,771		– 0	–		– 0	–	2,076,771
Information Technology	1,785,238		7,878			– 0	–	1,793,116
Consumer Staples	1,368,632		– 0	–		– 0	–	1,368,632
Industrials	1,349,470		– 0	–		– 0	–	1,349,470
Energy	1,312,443		– 0	–		– 0	–	1,312,443
Health Care	856,215		– 0	–		– 0	–	856,215
Telecommunication Services	404,323		– 0	–		– 0	–	404,323
Utilities	173,064		– 0	–		– 0	–	173,064
Materials	158,551		– 0	–		– 0	–	158,551
Investment Companies	437,352		– 0	–		– 0	–	437,352
Options Purchased – Calls	– 0	–	9,175			– 0	–	9,175
Options Purchased – Puts	– 0	–	3,290			– 0	–	3,290
Short-Term Investments	12,306,936		– 0	–		– 0	–	12,306,936
Liabilities:
Investment Companies	(935,560)		– 0	–		– 0	–	(935,560)
Common Stocks:						– 0	–
Consumer Discretionary	(244,969)		– 0	–		– 0	–	(244,969)
Information Technology	(9,768)		– 0	–		– 0	–	(9,768)

Total Investments in Securities	24,443,313		118,486	+		– 0	–	24,561,799
Other Financial Instruments*:
Assets	– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Put Options Written	– 0	–	(2,490)			– 0	–	(2,490)

Total^	$24,443,313		$115,996		$	– 0	–	$24,559,309

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	15

Notes to Financial Statements

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

16	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	17

Notes to Financial Statements

in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $175,196 have been deferred and are being amortized on a straight line basis over a one year period starting from December 12, 2012 (commencement of the Fund’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.70% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.25%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 12, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before December 12, 2013. This fee waiver and/or expense reimbursement agreement may not be terminated before December 12, 2015. For the period ended December 31, 2012, such waiver/reimbursement amounted to $36,622. Such amount is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended December 31, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $23,492.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $37 for the period ended December 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended December 31, 2012.

18	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the period ended December 31, 2012 is as follows:

Market Value December 12, 2012(a) (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$ – 0 –	$27,295	$14,988	$12,307	$1

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended December 31, 2012 amounted to $8,799, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and ..25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $11, $13 and $15 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

For the period ended December 31, 2012, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $0.25 for Class A shares, limiting the effective annual rate to .25%.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	19

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended December 31, 2012, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 19,178,130	$5,782,747	$4,597,063	$3,422,528

During the period ended December 31, 2012, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding written options transactions) are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short	Net Unrealized Appreciation
Appreciation on Investments	Depreciation on Investments
$ 176,240	$ (102,033)	$ 74,207	$ (8,873)(a)	$ 65,334

(a)	Gross unrealized appreciation was $2,308 and gross unrealized depreciation was $(11,181), resulting in net unrealized depreciation of $(8,873).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

20	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the period ended December 31, 2012, the Fund held purchased options for non-hedging purposes. During the period ended December 31, 2012, the Fund held written options for non-hedging purposes.

For the period ended December 31, 2012, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/12/12(a)	– 0	–	$	– 0	–
Options written	7			2,499
Options expired	– 0	–		– 0	–
Options bought back	(1)			(357)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 12/31/12	6			$2,142

(a)	Commencement of operations.

Documentation governing the Fund’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Fund decline below specific levels set forth in the

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	21

Notes to Financial Statements

documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2012, the Fund had no OTC derivatives with contingent features in net liability positions.

At December 31, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$12,465

Equity contracts			Options written, at value	$2,490

Total		$ 12,465		$2,490

The effect of derivative instruments on the statement of operations for the period ended December 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$265	$3,892

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(86)	(348)

Total		$179	$3,544

The following table represents the volume of the Fund’s derivative transactions during the period ended December 31, 2012:

Purchased Options:
Average daily cost	$8,574

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or

22	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 12, 2012(a) to December 31, 2012 (unaudited)	December 12, 2012(a) to December 31, 2012 (unaudited)

Class A
Shares sold	1,001	$10,004

Net increase	1,001	$10,004

Class C
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Advisor Class
Shares sold	9,923	$99,402

Net increase	9,923	$99,402

Class R
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	23

Notes to Financial Statements

	Shares	Amount
	December 12, 2012(a) to December 31, 2012 (unaudited)	December 12, 2012(a) to December 31, 2012 (unaudited)

Class K
Shares sold	1,000	$10,002

Net increase	1,000	$10,002

Class I
Shares sold	2,495,000	$24,950,002

Net increase	2,495,000	$24,950,002

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Short Sales Risk and Leverage Risk—The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Fund.) In contrast, the risk of loss from a long position is limited to the Fund’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Fund’s NAV or greater losses for the Fund.

Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs,

24	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Tax Information

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

NOTE H

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 12, 2012(a) to December 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(d)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.02

Net increase in net asset value from operations	.01

Net asset value, end of period	$ 10.01

Total Return
Total investment return based on net asset value(e)	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.49%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	2.25%
Expenses, before waivers/reimbursements(f)	61.98%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	61.79%
Net investment loss(c)(d)(f)	(1.34)%
Portfolio turnover rate (excluding securities sold short)	43%
Portfolio turnover rate (including securities sold short)	71%

See footnote summary on page 31.

26	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 12, 2012(a) to December 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.01

Net increase in net asset value from operations	– 0	–

Net asset value, end of period	$ 10.00

Total Return
Total investment return based on net asset value(e)	.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.07%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	2.95%
Expenses, before waivers/reimbursements(f)	62.58%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	62.39%
Net investment loss(c)(f)	(1.92)%
Portfolio turnover rate (excluding securities sold short)	43%
Portfolio turnover rate (including securities sold short)	71%

See footnote summary on page 31.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 12, 2012(a) to December 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)(g)	(.00)
Net realized and unrealized gain on investment and foreign currency transactions	.01

Net increase in net asset value from operations	.01

Net asset value, end of period	$ 10.01

Total Return
Total investment return based on net asset value(e)	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.02%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.95%
Expenses, before waivers/reimbursements(f)	42.04%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	41.94%
Net investment loss(c)(f)	(.40)%
Portfolio turnover rate (excluding securities sold short)	43%
Portfolio turnover rate (including securities sold short)	71%

See footnote summary on page 31.

28	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
December 12, 2012(a) to December 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.01

Net increase in net asset value from operations	– 0	–

Net asset value, end of period	$ 10.00

Total Return
Total investment return based on net asset value(e)	.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.88%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	2.45%
Expenses, before waivers/reimbursements(f)	7.29%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	7.10%
Net investment loss(c)(f)	(1.73)%
Portfolio turnover rate (excluding securities sold short)	43%
Portfolio turnover rate (including securities sold short)	71%

See footnote summary on page 31.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
December 12, 2012(a) to December 31, 2012 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.02

Net increase in net asset value from operations	.01

Net asset value, end of period	$ 10.01

Total Return
Total investment return based on net asset value(e)	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.50%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	2.20%
Expenses, before waivers/reimbursements(f)	6.91%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	6.53%
Net investment loss(c)(f)	(1.34)%
Portfolio turnover rate (excluding securities sold short)	43%
Portfolio turnover rate (including securities sold short)	71%

See footnote summary on page 31.

30	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
December 12, 2012(a) to December 31, 2012 (unaudited)

Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment loss(b)(c)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	.02

Net increase in net asset value from operations	.01

Net asset value, end of period	$ 10.01

Total Return
Total investment return based on net asset value(e)	.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,969
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.23%
Expenses, net of waivers/reimbursements, excluding expenses on securities sold short(f)	1.95%
Expenses, before waivers/reimbursements(f)	6.74%
Expenses, before waivers/reimbursements, excluding expenses on securities sold short(f)	6.46%
Net investment loss(c)(f)	(1.10)%
Portfolio turnover rate (excluding securities sold short)	43%
Portfolio turnover rate (including securities sold short)	71%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Net of fees and expenses waived by the Distributor.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Amount is less than $0.005.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	31

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc 1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. Kurt Feuerman.

32	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the application of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Select US Long/Short Portfolio (the “Portfolio”) for an initial two-year period at a meeting held on November 6-8, 2012.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	33

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no

34	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

performance or other historical information for the Portfolio was available. The Adviser reviewed with the Directors the performance of two private funds with a substantially similar investment style that are managed by the proposed portfolio manager for the Portfolio (the “Private Funds”). The information for the Private Funds related primarily to periods before the portfolio manager joined the Adviser, and the Directors recognized that the information might be of limited utility because of additional constraints under the Investment Company Act of 1940 (the “Act”) and the Internal Revenue Code that would apply to the Portfolio and because of differences in fee structure. However, the directors concluded from the Private Funds information that the proposed portfolio manager appeared to have appropriate experience to manage the Portfolio and noted that the Private Fund had achieved favorable investment performance over time and that the Adviser believed such performance merited an above average advisory fee. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee rate was lower than the Portfolio’s fee rate but because the institutional fee rate had a performance fee component it was not possible to determine the effective advisory fee under the institutional fee schedule. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	35

compared to funds such as the Portfolio, as well as the difference in fee structure, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors considered that the fee schedule for the Private Funds and the separately managed account (the “SMA”) includes a fee based on net assets at a lower rate than the fee rate proposed for the Portfolio, plus a performance fee based on capital appreciation. They also took into account that the fee rate for the Private Funds had not been determined by the Adviser, but by the former employer of the proposed portfolio manager for the Portfolio, and that sophisticated investors had agreed to pay such fees by investing in the Private Funds, although they noted that the net assets of the Private Funds had declined significantly over time.

The Adviser also manages a UCITS fund with a substantially similar investment style. The contractual fee schedule for the UCITS fund has a higher fee rate based on net assets than the fee rate for the Private Funds and the SMA, but includes the same performance fee component as the Private Funds and the SMA. The directors noted that a portion of the fee rate for the UCITS fund was for distribution services.

The Adviser also informed the directors that, while it is not possible to determine the total advisory fees that the Private Funds and the UCITS fund will actually pay because of the performance fee component, the Adviser believes that the fee proposed for the Portfolio will over time be comparable to those paid by the Private Funds and the UCITS fund. The Adviser provided the directors data indicating that investors in the Private Funds have paid higher effective fees over time than the fee proposed for the Portfolio.

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The estimated total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Fund in respect of the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

36	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its anticipated contractual effective advisory fee rate of 170 basis points was higher than the Expense Group median of 143 basis points. The Adviser had informed the directors that there is a wide range of advisory fee rates in the Portfolios Lipper Expense Group and Expense Universe, including several funds with fee rates substantially higher than the rate proposed for the Portfolio, and that approximately one-third of the 44 funds in the Expense Universe have advisory fee rates of 1.50% or more.

The directors considered the proposed three year expense limitation of 2.25% for the Class A shares of the Portfolio. The Adviser informed the directors that it expects that the Portfolio will have $100 million in average net assets over the first full year of its public offering implying net assets of approximately $200 million at the end of the year. The Adviser also informed the directors that the Portfolio is expected to outgrow its expense caps at net assets of approximately $460 million. If assets were to rise above that level, the Adviser would be able to recoup all or a portion of the fees previously waived during the remaining term of the arrangement.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Act. The directors also noted that the Portfolio intends to rely on the exemptive orders obtained by certain ETFs in order to invest in such ETFs in excess of the limits established in the Act. After discussion of the manner in which the Adviser intended ETFs to be used (i.e., when they are the most cost-effective way to obtain desired exposures), and that the Adviser did not expect that ETFs would be used on a substantial and ongoing basis (any such investments were expected to add less than one basis point to the Portfolio’s annual expenses), the directors concluded that the proposed advisory fee for the Portfolio was based on services to be provided that will be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Portfolio may in the future invest. The directors also agreed to recommend to the Board the approval of the findings and procedures contemplated in the exemptive orders.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap the Portfolio’s expense ratio through the end of the Portfolio’s first three years of operations.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 225 basis points, which reflected a proposed three year

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	37

expense limitation agreement between the Adviser and the Portfolio, was higher than the Expense Group median of 172 basis points and the Expense Universe median of 190 basis points and resulted in the Portfolio being placed at the same rank in the Expense Group as the proposed advisory fee.

Prior to the meeting, the directors had discussed the proposed fee rate and the anticipated expense ratio in detail with the Adviser, as well as an alternative fee structure that would reward the Adviser for outperformance but also penalize it for underperformance. The directors also had proposed a lower fee cap. The Adviser had responded to each point, noting, among other things, that it believed the fee rate was reasonable in light of the portfolio manager’s prior results and the rates for comparable products; that the relatively high expense ratio resulted mostly from the fee rate; that, although the investment discipline had capacity constraints, the Adviser wished to make the discipline available to investors in its retail mutual funds; that lowering the fee rate or the expense cap or adding breakpoints would make the retail offering less attractive to the Adviser; and that it believed that alternative fee structures were inappropriate for retail mutual funds. As a result of this discussion, the directors concluded that, under the particular circumstances of the Portfolio, the proposed fee rate and the anticipated expense ratio, taking into account the three-year expense limitation, were acceptable. The directors determined to monitor the Portfolio’s growth and consider periodically whether the addition of breakpoints to the fee schedule would be appropriate.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. They considered the Adviser’s position that the majority of the funds that the Adviser believes to be most similar to the Portfolio do not have breakpoints, and that it did not have sufficient information to determine the asset levels at which economies of scale may arise for the Portfolio. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or

38	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	39

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The investment objective of the Portfolio is long-term growth of capital. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities of U.S. companies, short positions in such securities, cash and cash equivalents. The Portfolio’s investments will be focused on securities of companies with medium and large market capitalizations, although it will be permitted to invest in securities of small-cap companies. At any given time, the Portfolio may emphasize growth stocks over value stocks, or vice versa. The Portfolio intends to limit its investment in non-U.S. companies to no more than 10% of its net assets. Under normal circumstances, the net long exposure of the Portfolio will range between 30% and 70%. The Portfolio will seek to minimize the variability of Portfolio returns through industry diversification by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. The Portfolio may engage in relatively frequent trading. The Portfolio may also utilize derivatives and invest in shares of ETFs. The Adviser proposed the S&P 500 Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper to place the Portfolio in its Long/Short Equity category and Morningstar to place Portfolio in its U.S. Open-End Long/Short category.

1	It should be noted that the information in the fee evaluation was completed on October 25, 2012 and discussed with the Board of Directors on November 6-8, 2012.
2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

40	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Select US Long/Short Portfolio[4]	170 bp (flat)

3	Jones v. Harris at 1427

4	proposed advisory fee schedule for the Portfolio has a higher effective fee rate than the advisory fee schedule of the Specialty category, in which the Portfolio would have been categorized had the Adviser proposed to implement either of the NYAG related fee schedule. The advisory fee schedule for the Specialty category is as follows: 75 bp on the first $2.5 billion, 65 bp on the next $2.5 billion, 60 bp on the balance.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	41

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio‘s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, through the Portfolio’s first three years of operations. During the three year expense limitation period, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses to the extent that the reimbursement does not cause the expense ratios of the Portfolio’s share classes to exceed the expense caps and the aggregate reimbursements do not exceed the offering expenses. The Adviser’s ability to recoup offering expenses will terminate with the agreement.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[5]	Fiscal Year End
Select US Long/Short Portfolio	Advisor Class A Class C Class R Class K Class I Class1 Class2	2.00% 2.25% 3.00% 1.45% 2.25% 2.00% 2.25% 2.00%	2.07% 2.32% 3.09% 2.74% 2.43% 2.10% 2.25% 2.00%	June 30

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial

5	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million

42	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 Set forth in the table below is the advisory fee schedules of Institutional Select US Equity Long/Short.7

Portfolio	Initial Estimated Net Assets ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule
Select US Long/Short Portfolio	$250.0	Select US Equity Long/Short 1.00% plus 20% performance fee subject to high water mark Minimum Account Size: $75 m

The Adviser manages AllianceBernstein Cap Fund, Inc. – Select US Equity Portfolio (“Select US Equity Portfolio”), a retail mutual fund that has a similar investment style as the Portfolio, but is not permitted to engage or maintain any short positions. Set forth below are Select US Equity Portfolio’s advisory fee schedule

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	43

and what would have been the advisory fee schedule of the Portfolio had Select US Equity Portfolio’s advisory fee schedule been applicable to the Portfolio based on an initial estimate of the Portfolio’s net assets at $250 million:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)	Difference (%)
Select US Long/Short Portfolio	Select US Equity Portfolio	1.00% of average daily net assets.	1.000%	1.700%	0.700%

The difference in the advisory fee charged to Select US Equity Portfolio and the Portfolio is 70 basis points, which may be attributed to the Portfolio’s ability to engage or maintain a short position since the Portfolio’s equity security selection process is substantially the same as Select US Equity Portfolio.

The Adviser manages a Delaware limited liability company, AllianceBernstein Select Equity LLC (“Select Equity LLC”), and a British Virgin Islands entity, AllianceBernstein Select Equity LP (“Select Equity LP”), that each serve as a feeder to the same master fund. These private funds have a substantially similar investment strategy as the Portfolio.

Portfolio	Private Funds	Advisory Fee Schedule
Select US Long/Short Portfolio	Select US Equity LLC	1.00% plus 20% performance fee subject to high water mark

	Select US Equity LP	1.00% plus 20% performance fee subject to high water mark

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for the Luxembourg fund that has a substantially similar investment style as the proposed Portfolio:

Portfolio	Luxembourg Fund	Fee (%)
Select US Long/Short Portfolio	Select Absolute Alpha Portfolio Class A shares	1.80% plus 20% performance fee subject to high water mark

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

44	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)9 and the Portfolio’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Select US Long/Short Portfolio	1.700	1.431	13/16

Lipper also compared the Portfolio’s projected total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12 The Portfolio’s total expense ratio excluding 12b-1/non-12b-1 service fees are also shown since some of the Portfolio’s EG and EU peers are no load funds without a 12b-1/non-12b-1 service fee.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	45

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Select US Equity Long/Short Portfolio	2.250	1.717	13/16	1.899	33/45
excluding 12b-1/non-12b-1 service fees[14]	2.000	1.417	13/16	1.649	33/45

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio and a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent, distribution and brokerage related services to the Portfolio and will receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

13	Projected total expense ratio information, based on an initial net asset estimate of $250 million, pertains to the Portfolio’s Class A shares.

14	When excluding 12b-1/non-12b-1 services fees, the EG and EU medians decreased even greater than the Portfolio due to several peers in the EG and EU having a 12b-1/non-12b-1 service fee higher than 25 basis points.

46	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses to be charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

After the Portfolio commences operations, it may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	47

in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser did provide to the Board of Directors the calendar year performance from 2000 through 2012 of the Adviser’s Select US Long/Short composite, which incorporated the historical performance of the Adviser’s Select US Long/Short private and Luxembourg funds. In this regard, for each calendar year from 2000 through the 2008, the composite

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

48	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

outperformed the S&P500 Stock Index except for 2003 and 2006. However, the composite underperformed the S&P500 Stock Index for each calendar year from 2009 through 2012.

CONCLUSION:

The proposed advisory fee for the Portfolio is higher than the EG median by 26.9 basis points; the Portfolio ranks 13/16 in terms of contractual management fees. The proposed total expense ratio for the Portfolio is higher than the EG and EU medians by 53.3 and 35.1 basis points, respectively; the Portfolio ranks 13/16 and 33/45 among the Portfolio’s EG and EU peers, respectively.

Based on the factors discussed above, the Senior Officer recommended that the Board of Directors consider asking the Adviser to reduce the proposed advisory fee, add breakpoints to the Portfolio’s advisory fee schedule, and address the Portfolio’s high total expenses. The Senior Officer also recommended that the Board of Directors may want to consider implementing an advisory fee schedule with an incentive fee structure. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 3, 2012

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	49

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

50	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	51

NOTES

52	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SULS-0152-1212

SEMI-ANNUAL REPORT

AllianceBernstein U.S. Strategic Research Portfolio

December 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 8, 2013

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein U.S. Strategic Research Portfolio (the “Fund”), for the semi-annual reporting period ended December 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing primarily in a diversified portfolio of U.S. companies in multiple industries that may benefit from innovation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by U.S. companies. The Fund invests in securities issued by companies from multiple industries in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund may invest up to 20% of its net assets in equity and fixed income securities issued by non-U.S. corporate and governmental issuers. The Fund may invest in both developed and emerging market countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with AllianceBernstein L.P.’s (the “Adviser’s”) assessment of the appreciation potential of such securities.

The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. The Fund may also invest in synthetic foreign equity securities, which are a type of warrant used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 40-60 companies.

The Fund may, at times, invest in shares of exchange traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	1

individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index.

The Fund outperformed its benchmark for both the six- and 12-month periods, before sales charges. For the six-month period security selection, especially in the technology sector, drove the premium. Sector positioning was also positive. Stock selection in materials, along with an overweight exposure to the technology sector, offset some of the gains.

During the 12-month period, security selection in the technology and healthcare sectors was responsible for most of the premium. Sector positioning was also positive. Stock selection in materials and an overweight exposure to the energy sector offset some of the gains.

The Fund employed neither leverage nor derivatives during either period.

Market Review and Investment Strategy

The behavior of the global financial markets in 2012 was largely driven by the actions of key policy makers and central bankers. The willingness of political leaders to address the structural flaws of the euro zone, along with the anticipation of a coordinated, global monetary easing cycle led by the U.S. Federal Reserve and European Central Bank, lifted market confidence for much of the year. Market sentiment was further buoyed in the latter half of the year by data suggesting that China’s moribund economy was regaining momentum. However, financial markets in the U.S. came under pressure in the last three months of the year as a weak third quarter corporate earnings season and protracted “fiscal cliff” negotiations took its toll.

The Strategic Research Portfolio Oversight Group (the “Team”) continued to identify companies involved in disruptive themes and offering valuations that, in the Team’s view, do not adequately capture their upside potential. The Team is especially focused on investments that are more resilient to the economic cycle, possessing what the Team’s analysis suggests to be longer-term growth fundamentals.

2	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P 500® Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein U.S. Strategic Research Portfolio
Class A	11.62%	20.95%

Class C	11.14%	19.98%

Advisor Class†	11.73%	21.24%

Class R†	11.43%	20.71%

Class K†	11.56%	21.03%

Class I†	11.69%	21.25%

S&P 500 Index	5.95%	16.00%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	20.95%	15.81%
Since Inception*	6.87%	5.35%

Class C Shares
1 Year	19.98%	18.98%
Since Inception*	6.09%	6.09%

Advisor Class Shares**
1 Year	21.24%	21.24%
Since Inception	7.17%	7.17%

Class R Shares**
1 Year	20.71%	20.71%
Since Inception*	6.62%	6.62%

Class K Shares**
1 Year	21.03%	21.03%
Since Inception*	6.90%	6.90%

Class I Shares**
1 Year	21.25%	21.25%
Since Inception*	7.15%	7.15%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.58%, 3.42%, 2.43%, 2.86%, 2.65% and 2.44% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.35%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through November 1, 2013. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/23/2009.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2012)
SEC Returns

Class A Shares
1 Year	15.81%
Since Inception*	5.35%

Class C Shares
1 Year	18.98%
Since Inception*	6.09%

Advisor Class Shares**
1 Year	21.24%
Since Inception	7.17%

Class R Shares**
1 Year	20.71%
Since Inception*	6.62%

Class K Shares**
1 Year	21.03%
Since Inception*	6.90%

Class I Shares**
1 Year	21.25%
Since Inception*	7.15%

*	Inception date: 12/23/2009.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,116.20	$7.20	1.35%
Hypothetical**	$1,000	$1,018.40	$6.87	1.35%
Class C
Actual	$1,000	$1,111.40	$10.91	2.05%
Hypothetical**	$1,000	$1,014.87	$10.41	2.05%
Advisor Class
Actual	$1,000	$1,117.30	$5.60	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
Class R
Actual	$1,000	$1,114.30	$8.26	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class K
Actual	$1,000	$1,115.60	$6.93	1.30%
Hypothetical**	$1,000	$1,018.65	$6.61	1.30%
Class I
Actual	$1,000	$1,116.90	$5.60	1.05%
Hypothetical**	$1,000	$1,019.91	$5.35	1.05%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period), respectively.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $32.7

TEN LARGEST HOLDINGS**

December 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Illumina, Inc.	$1,283,851	3.9%
QUALCOMM, Inc.	1,145,820	3.5
Red Hat, Inc.	953,280	2.9
Cummins, Inc.	856,507	2.6
Apple, Inc.	854,447	2.6
Goldman Sachs Group, Inc. (The)	841,896	2.6
Noble Energy, Inc.	802,220	2.5
Charles Schwab Corp. (The)	761,511	2.4
Rockwell Automation, Inc.	757,590	2.3
Google, Inc. – Class A	749,804	2.3
	$9,006,926	27.6%

*	All data are as of December 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Information Technology – 28.0%
Communications Equipment – 3.5%
QUALCOMM, Inc.	18,475	$1,145,820

Computers & Peripherals – 2.6%
Apple, Inc.	1,603	854,447

Internet Software & Services – 10.1%
Akamai Technologies, Inc.(a)	10,340	423,009
eBay, Inc.(a)	6,510	332,140
Equinix, Inc.(a)	1,750	360,850
Facebook, Inc.(a)	21,000	559,230
Google, Inc. – Class A(a)	1,057	749,804
LinkedIn Corp.(a)	3,770	432,872
Rackspace Hosting, Inc.(a)	6,000	445,620

		3,303,525

IT Services – 1.1%
Visa, Inc. Class A	2,280	345,602

Semiconductors & Semiconductor Equipment – 2.2%
NVIDIA Corp.	57,590	707,781

Software – 8.5%
Autodesk, Inc.(a)	14,580	515,403
Intuit, Inc.	9,690	576,555
Red Hat, Inc.(a)	18,000	953,280
Salesforce.com, Inc.(a)	4,367	734,093

		2,779,331

		9,136,506

Financials – 14.3%
Capital Markets – 5.9%
Charles Schwab Corp. (The)	53,030	761,511
Goldman Sachs Group, Inc. (The)	6,600	841,896
State Street Corp.	7,250	340,822

		1,944,229

Commercial Banks – 2.0%
Wells Fargo & Co.	19,015	649,933

Consumer Finance – 1.4%
American Express Co.	7,790	447,769

Diversified Financial Services – 2.3%
Citigroup, Inc.	9,000	356,040
IntercontinentalExchange, Inc.(a)	3,311	409,935

		765,975

Real Estate Investment Trusts (REITs) – 2.7%
ProLogis, Inc.	9,370	341,911

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Weyerhaeuser Co.	18,946	$527,078

		868,989

		4,676,895

Industrials – 14.3%
Electrical Equipment – 5.5%
Babcock & Wilcox Co. (The)	13,620	356,844
Emerson Electric Co.	13,050	691,128
Rockwell Automation, Inc.	9,020	757,590

		1,805,562

Machinery – 8.8%
Caterpillar, Inc.	7,160	641,393
Cummins, Inc.	7,905	856,507
Deere & Co.	7,260	627,409
Parker Hannifin Corp.	8,710	740,872

		2,866,181

		4,671,743

Energy – 13.4%
Energy Equipment & Services – 4.1%
National Oilwell Varco, Inc.	8,720	596,012
Schlumberger Ltd.	10,630	736,553

		1,332,565

Oil, Gas & Consumable Fuels – 9.3%
Anadarko Petroleum Corp.	4,340	322,505
Cameco Corp.(b)	20,075	395,879
Denbury Resources, Inc.(a)	24,115	390,663
EOG Resources, Inc.	3,515	424,577
Kinder Morgan, Inc./Delaware	19,935	704,303
Noble Energy, Inc.	7,885	802,220

		3,040,147

		4,372,712

Consumer Discretionary – 10.3%
Hotels, Restaurants & Leisure – 3.6%
Ctrip.com International Ltd. (ADR)(a)(b)	30,960	705,578
Yum! Brands, Inc.	7,150	474,760

		1,180,338

Internet & Catalog Retail – 2.1%
Amazon.com, Inc.(a)	2,711	680,841

Media – 1.5%
Walt Disney Co. (The)	9,535	474,748

Textiles, Apparel & Luxury Goods – 3.1%
Burberry Group PLC (Sponsored ADR)	10,036	409,268
Ralph Lauren Corp.	4,060	608,675

		1,017,943

		3,353,870

10	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 9.9%
Health Care Equipment & Supplies – 1.9%
Intuitive Surgical, Inc.(a)	1,251	$613,453

Health Care Providers & Services – 1.7%
Express Scripts Holding Co.(a)	10,130	547,020

Life Sciences Tools & Services – 5.0%
Illumina, Inc.(a)(b)	23,095	1,283,851
Thermo Fisher Scientific, Inc.	5,770	368,011

		1,651,862

Pharmaceuticals – 1.3%
Roche Holding AG (Sponsored ADR)	8,410	424,705

		3,237,040

Materials – 6.5%
Chemicals – 1.1%
Monsanto Co.	3,780	357,777

Metals & Mining – 5.4%
Allegheny Technologies, Inc.	23,610	716,800
Freeport-McMoRan Copper & Gold, Inc.	21,670	741,114
Goldcorp, Inc.	8,860	325,162

		1,783,076

		2,140,853

Consumer Staples – 1.0%
Personal Products – 1.0%
Estee Lauder Cos., Inc. (The) – Class A	5,706	341,561

Total Common Stocks (cost $28,607,232)		31,931,180

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $452,557)	452,557	452,557

Total Investments Before Security Lending Collateral for Securities Loaned – 99.1%
(cost $29,059,789)		32,383,737

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 7.3%
Investment Companies – 7.3%
AllianceBernstein Exchange Reserves – Class I, 0.13%(c) (cost $2,386,401)	2,386,401	2,386,401

Total Investments – 106.4% (cost $31,446,190)		34,770,138
Other assets less liabilities – (6.4)%		(2,105,426)

Net Assets – 100.0%		$32,664,712

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	11

Portfolio of Investments

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $28,607,232)	$31,931,180	(a)
Affiliated issuers (cost $2,838,958—including investment of cash collateral for securities loaned of $2,386,401)	2,838,958
Receivable for capital stock sold	323,882
Dividends and interest receivable	17,075
Receivable due from Adviser	14,899

Total assets	35,125,994

Liabilities
Payable for collateral received on securities loaned	2,386,401
Payable for capital stock redeemed	4,294
Transfer Agent fee payable	1,267
Distribution fee payable	1,237
Accrued expenses	68,083

Total liabilities	2,461,282

Net Assets	$32,664,712

Composition of Net Assets
Capital stock, at par	$27,035
Additional paid-in capital	33,939,771
Undistributed net investment income	74,327
Accumulated net realized loss on investment and foreign currency transactions	(4,700,367)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,323,946

	$32,664,712

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,025,962	168,755	$12.01	*

C	$977,559	83,021	$11.77

Advisor	$29,625,284	2,448,770	$12.10

R	$11,893	1,000	$11.89

K	$11,968	1,000	$11.97

I	$12,046	1,000.17	$12.04

(a)	Includes securities on loan with a value of $2,385,308 (see Note E).

*	The maximum offering price per share for Class A shares was $12.54 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,378)	$208,249
Affiliated issuers	1,748
Securities lending income	1,889	$211,886

Expenses
Advisory fee (see Note B)	113,716
Distribution fee—Class A	3,712
Distribution fee—Class C	5,321
Distribution fee—Class R	29
Distribution fee—Class K	14
Transfer agency—Class A	953
Transfer agency—Class C	409
Transfer agency—Advisor Class	10,237
Transfer agency—Class R	3
Transfer agency—Class K	5
Transfer agency—Class I	3
Registration fees	51,424
Custodian	47,523
Administrative	27,550
Legal	25,990
Audit	22,764
Printing	18,272
Directors’ fees	3,500
Miscellaneous	4,109

Total expenses	335,534
Less: expenses waived and reimbursed by the Adviser (see Note B)	(167,211)

Net expenses		168,323

Net investment income		43,563

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		513,257
Foreign currency transactions		20
Net change in unrealized appreciation/depreciation of:
Investments		2,675,309
Foreign currency denominated assets and liabilities		(15)

Net gain on investment and foreign currency transactions		3,188,571

Net Increase in Net Assets from Operations		$3,232,134

See notes to financial statements.

14	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012
Increase (Decrease) in Net Assets from Operations
Net investment income	$43,563		$19,956
Net realized gain (loss) on investment and foreign currency transactions	513,277		(4,996,177)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,675,294		1,053,420

Net increase (decrease) in net assets from operations	3,232,134		(3,922,801)
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	– 0	–	(14,851)
Class C	– 0	–	(7,249)
Advisor Class	– 0	–	(151,220)
Class R	– 0	–	(67)
Class K	– 0	–	(67)
Class I	– 0	–	(67)
Capital Stock Transactions
Net increase (decrease)	2,010,990		(1,525,280)

Total increase (decrease)	5,243,124		(5,621,602)
Net Assets
Beginning of period	27,421,588		33,043,190

End of period (including undistributed net investment income of $74,327 and $30,764, respectively)	$32,664,712		$27,421,588

See notes to financial statements.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of eleven portfolios: AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein International Focus 40 Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Emerging Markets Equity Portfolio and AllianceBernstein Select U.S. Long/Short Portfolio (the “Portfolios”). The AllianceBernstein U.S. Strategic Research Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein International Focus 40 Portfolio commenced operations on July 6, 2011. AllianceBernstein Emerging Markets Multi-Asset Portfolio commenced operations on August 31, 2011. AllianceBernstein Select U.S. Equity Portfolio commenced operations on December 8, 2011. AllianceBernstein Dynamic All Market Fund commenced operations on December 16, 2011. AllianceBernstein Emerging Markets Equity Portfolio commenced operations on September 27, 2012. AllianceBernstein Select U.S. Long/Short Portfolio commenced operations on December 12, 2012. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein U.S. Strategic Research Portfolio (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. As of December 31, 2012, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and

16	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to,

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	17

Notes to Financial Statements

information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset (including those valued based on their market values as described in Note 1 above) or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

18	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$31,931,180		$	– 0	–	$	– 0	–	$31,931,180
Short-Term Investments	452,557			– 0	–		– 0	–	452,557
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,386,401			– 0	–		– 0	–	2,386,401

Total Investments in Securities	34,770,138			– 0	–		– 0	–	34,770,138
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$34,770,138		$	– 0	–	$	– 0	–	$34,770,138

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	An amount of $776,287 was transferred from Level 2 to Level 1 due to increase in observable inputs during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily compare of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	19

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

20	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Portfolio in proportion to each Portfolio’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.35%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser were subject to repayment by the Fund until December 23, 2012. No repayment was made that would have caused the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or exceed the amount of offering expenses of $142,530. For the period from inception through December 23, 2012, no such repayment was made to the Adviser. This fee waiver and/or expense reimbursement agreement will remain in effect until November 1, 2013 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. For the six months ended December 31, 2012, such reimbursement amounted to $139,661.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2012, the Adviser voluntarily agreed to waive such fees in the amount of $27,550.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	21

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended December 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $101 from the sale of Class A shares and received $29 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended December 31, 2012.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2012 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$ 290	$2,763	$2,600	$453	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2012 amounted to $9,741, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I

22	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $49,281, $1,560 and $1,643 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$11,194,748		$9,610,318
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$3,912,748
Gross unrealized depreciation	(588,800)

Net unrealized appreciation	$3,323,948

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2012.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	23

Notes to Financial Statements

including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Company’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2012, the Fund had securities on loan with a value of $2,385,308 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,386,401. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1,889 and $1,458 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended December 31, 2012; these amounts are reflected in the statement

24	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended December 31, 2012 is as follows:

Market Value June 30, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2012 (000)	Dividend Income (000)
$ 2,694	$6,299	$6,607	$2,386	$2

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012		Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012

Class A
Shares sold	20,007		163,112		$230,631			$1,732,122

Shares issued in reinvestment of distributions	– 0	–	1,163		– 0	–		11,304

Shares redeemed	(89,743)		(684,116)		(1,017,849)			(7,528,710)

Net decrease	(69,736)		(519,841)		$(787,218)			$(5,785,284)

Class C
Shares sold	3,327		40,814		$38,226			$454,649

Shares issued in reinvestment of distributions	– 0	–	677		– 0	–		6,511

Shares redeemed	(22,828)		(42,672)		(259,013)			(440,410)

Net increase (decrease)	(19,501)		(1,181)		$(220,787)			$20,750

Advisor Class
Shares sold	345,822		548,690		$4,043,496			$5,691,797

Shares issued in reinvestment of distributions	– 0	–	3,835		– 0	–		37,467

Shares redeemed	(88,723)		(138,946)		(1,024,507)			(1,490,010)

Net increase	257,099		413,579		$3,018,989			$4,239,254

Class R
Shares sold	– 0	–(a)	– 0	–	$2		$	– 0	–

Net increase	– 0	–	– 0	–	$2		$	– 0	–

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	25

Notes to Financial Statements

	Shares				Amount
	Six Months Ended December 31, 2012 (unaudited)		Year Ended June 30, 2012		Six Months Ended December 31, 2012 (unaudited)	Year Ended June 30, 2012

Class K
Shares sold	– 0	–(a)	– 0	–	$2	$	– 0	–

Net increase	– 0	–	– 0	–	$2	$	– 0	–

Class I
Shares sold	– 0	–(a)	– 0	–	$2	$	– 0	–

Net increase	– 0	–	– 0	–	$2	$	– 0	–

(a)	Share amount is less than one full share.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

26	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2012.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2013 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2012 and June 30, 2011 were as follows:

	2012			2011
Distributions paid from:
Ordinary income	$	– 0	–	$	– 0	–

Long-term capital gains		173,521			25,011

Total taxable distributions paid		$173,521			$25,011

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(4,125,364	)(a)
Unrealized appreciation/(depreciation)	(408,864	)(b)

Total accumulated earnings/(deficit)	$(4,534,228)

(a)

On June 30, 2012, the Fund had a net capital loss carryforward of $2,384,288. At June 30, 2012, the Fund had a post-October short-term capital loss deferral of $1,334,295 and a post-October long-term capital loss deferral of $406,781, which are deemed to arise on July 1, 2012.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnership investments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	27

Notes to Financial Statements

As of June 30, 2012, the Fund had a net capital loss carryforward of $2,384,288 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT		EXPIRATION
$ 2,384,288	$	– 0 –	No expiration

NOTE J

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

28	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2012		Year Ended June 30,				December 23, 2009(a) to June 30, 2010
			2012		2011

Net asset value, beginning of period	$ 10.76		$ 12.48		$ 9.22		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00	(d)	(.03)		(.06)		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.25		(1.62)		3.44†		(.76)

Net increase (decrease) in net asset value from operations	1.25		(1.65)		3.38		(.78)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.12)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.07)		– 0 –		– 0	–

Total dividends and distributions	– 0	–	(.07)		(.12)		– 0	–

Net asset value, end of period	$ 12.01		$ 10.76		$ 12.48		$ 9.22

Total Return
Total investment return based on net asset value(e)	11.62%		(13.19	) %	36.81%		(7.80	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,026		$2,567		$9,462		$549
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(f)	1.35%		1.35	%(g)	1.35	%(f)
Expenses, before waivers/reimbursements	2.43	%(f)	2.57%		4.67	%(g)	37.39	%(f)
Net investment income (loss)(c)	.03	%(f)	(.32	) %	(.44	) %(g)	(.46	) %(f)
Portfolio turnover rate	33%		126%		82%		59%
See footnote summary on page 34.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2012		Year Ended June 30,				December 23, 2009(a) to June 30, 2010
			2012		2011

Net asset value, beginning of period	$ 10.59		$ 12.37		$ 9.18		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.04)		(.09)		(.13)		(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.22		(1.62)		3.42†		(.77)

Net increase (decrease) in net asset value from operations	1.18		(1.71)		3.29		(.82)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.10)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.07)		– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.07)		(.10)		– 0	–

Net asset value, end of period	$ 11.77		$ 10.59		$ 12.37		$ 9.18

Total Return
Total investment return based on net asset value(e)	11.14%		(13.79	) %	35.93%		(8.20	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$978		$1,086		$1,283		$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.05	%(f)	2.05%		2.05	%(g)	2.05	%(f)
Expenses, before waivers/reimbursements	3.14	%(f)	3.41%		6.02	%(g)	40.51	%(f)
Net investment loss(c)	(.66	) %(f)	(.86	) %	(1.09	) %(g)	(1.04	) %(f)
Portfolio turnover rate	33%		126%		82%		59%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2012		Year Ended June 30,				December 23, 2009(a) to June 30, 2010
			2012		2011

Net asset value, beginning of period	$ 10.83		$ 12.52		$ 9.23		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02		.02		(.01)		(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.25		(1.64)		3.44†		(.76)

Net increase (decrease) in net asset value from operations	1.27		(1.62)		3.43		(.77)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.14)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.07)		– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.07)		(.14)		– 0	–

Net asset value, end of period	$ 12.10		$ 10.83		$ 12.52		$ 9.23

Total Return
Total investment return based on net asset value(e)	11.73%		(12.91	) %	37.26%		(7.70	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,625		$23,736		$22,261		$893
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(f)	1.05%		1.05	%(g)	1.05	%(f)
Expenses, before waivers/reimbursements	2.16	%(f)	2.42%		3.67	%(g)	45.29	%(f)
Net investment income (loss)(c)	.35	%(f)	.17%		(.05	) %(g)	(.10	) %(f)
Portfolio turnover rate	33%		126%		82%		59%

See footnote summary on page 34.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2012		Year Ended June 30,				December 23, 2009(a) to June 30, 2010
			2012		2011

Net asset value, beginning of period	$ 10.67		$ 12.40		$ 9.20		$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)		(.04)		.07		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23		(1.62)		3.29†		(.77)

Net increase (decrease) in net asset value from operations	1.22		(1.66)		3.36		(.80)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.16)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.07)		– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.07)		(.16)		– 0	–

Net asset value, end of period	$ 11.89		$ 10.67		$ 12.40		$ 9.20

Total Return
Total investment return based on net asset value(e)	11.43%		(13.35	) %	36.64%		(8.00	) %
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12		$11		$12		$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(f)	1.55%		1.55	%(g)	1.55	%(f)
Expenses, before waivers/reimbursements	2.66	%(f)	2.85%		11.35	%(g)	44.62	%(f)
Net investment income (loss)(c)	(.16	) %(f)	(.33	) %	.58	%(g)	(.60	) %(f)
Portfolio turnover rate	33%		126%		82%		59%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2012	Year Ended June 30,	December 23, 2009(a) to June 30 2010
2012	2011

Net asset value, beginning of period	$ 10.73	$ 12.43	$ 9.22	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.01	(.01)	.10	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23	(1.62)	3.28†	(.76)

Net increase (decrease) in net asset value from operations	1.24	(1.63)	3.38	(.78)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.17)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.07)	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.07)	(.17)	– 0	–

Net asset value, end of period	$ 11.97	$ 10.73	$ 12.43	$ 9.22

Total Return
Total investment return based on net asset value(e)	11.56%	(13.08)%	36.85%	(7.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$11	$12	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.30	%(f)	1.30%	1.30	%(g)	1.30	%(f)
Expenses, before waivers/reimbursements	2.42	%(f)	2.64%	11.07	%(g)	44.36	%(f)
Net investment income (loss)(c)	.09	%(f)	(.09)%	.84	%(g)	(.35	)%(f)
Portfolio turnover rate	33%	126%	82%	59%

See footnote summary on page 34.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2012	Year Ended June 30,	December 23, 2009(a) to June 30, 2010
2012	2011

Net asset value, beginning of period	$ 10.78	$ 12.46	$ 9.23	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.02	.02	.13	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.24	(1.63)	3.29†	(.76)

Net increase (decrease) in net asset value from operations	1.26	(1.61)	3.42	(.77)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.19)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.07)	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(.07)	(.19)	– 0	–

Net asset value, end of period	$ 12.04	$ 10.78	$ 12.46	$ 9.23

Total Return
Total investment return based on net asset value(e)	11.69%	(12.89)%	37.21%	(7.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$11	$13	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(f)	1.05%	1.05	%(g)	1.05	%(f)
Expenses, before waivers/reimbursements	2.13	%(f)	2.43%	10.80	%(g)	44.13	%(f)
Net investment income (loss)(c)	.35	%(f)	.15%	1.09	%(g)	(.10	)%(f)
Portfolio turnover rate	33%	126%	82%	59%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Carson, (2) Senior Vice President

Amy P. Raskin,(2) Vice President

Catherine D. Wood,(2) Vice President

Vadim Zlotnikov,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser’s Strategic Research Investment Team. Mses. Raskin and Wood and Messrs. Carson and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	35

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund (the “Fund”), in respect of AllianceBernstein U.S. Strategic Research Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of

1	The information in the fee evaluation was completed on April 19, 2012 and discussed with the Board of Directors on May 1-3, 2012.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

36	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee	Net Assets 3/31/12 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$30.6	U.S. Strategic Research Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $75,500 (0.57% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	37

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s total expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days’ written notice. Also, set forth below are the gross expense ratios of the Portfolio for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio (12/31/11)[6]		Fiscal Year End
U.S. Strategic Research Portfolio	Advisor Class A Class C Class R Class K Class I	1.05 1.35 2.05 1.55 1.30 1.05	% % % % % %	2.54 2.53 3.47 2.91 2.71 2.49	% % % % % %	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

38	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2012 net assets:8

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
U.S. Strategic Research Portfolio	$30.6	U.S. Thematic Research 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.622%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund	Luxembourg Fund	Fee[9]
U.S. Strategic Research Portfolio	U.S. Thematic Research Portfolio
	Class A	1.50%
	Class I	0.70%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	39

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
U.S. Strategic Research Portfolio	0.750	0.850	5/18

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio. Set forth

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

40	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

below is Lipper’s comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Strategic Research Portfolio	1.350	1.370	8/18	1.281	51/78

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar years 2011 and 2010.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

14	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	41

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.0 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $1,121, $20,802 and $2 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $18,024 in fees from the Portfolio.15

The Portfolio effected brokerage transactions during the most recently completed fiscal year through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. Due to lower average balances and interest rates during the Portfolio’s most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

42	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased. Some operating expenses, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has moved within a range of $400 to $500 million ending 2011 with an average of $411 million in the fourth quarter. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the company since 2008 are inconsistent with the view that there are currently “economies of scale” to be shared with clients through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of data used in the presentation and the changes experienced in the industry over the last four years.

18	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	43

dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $419 billion as of March 31, 2012, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the period ended February 29, 2012.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-9.69	3.66	3.40	18/18	91/91

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The Portfolio’s performance returns were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

44	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratios (“Sharpe Ratio”) are also shown.25

	Periods Ending February 29, 2012 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
U.S. Strategic Research Portfolio	-9.69	8.15	24.60	-0.28	1
S&P 500 Index	5.12	11.72	15.87	0.37	1
Inception Date: December 23, 2009

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 25, 2012

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 29, 2012.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Discovery Value Fund**

Equity Income Fund

Growth & Income Fund

Value Fund

Global & International

Emerging Markets Equity Portfolio

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

46	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	47

NOTES

48	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

NOTES

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	49

NOTES

50	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

NOTES

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO •	51

NOTES

52	• ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

ALLIANCEBERNSTEIN U.S. STRATEGIC RESEARCH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

USSR-0152-1212

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 25, 2013

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 25, 2013